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                                                                    Exhibit 10.2

                               SUBLEASE AGREEMENT

     This Sublease Agreement ("Sublease"), dated June 6, 2002, is made between AVENUE A, INC. ("Sublessor") and OPEN INTERFACE NORTH AMERICA, INC., a Washington corporation ("Sublessee").

                                    RECITALS

     A. Sublessor and Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord") entered into a written lease dated July 16, 1999, regarding the 4th, 7th, 8th and 9th floors of the building known as the SMITH TOWER (the "Building"), located on the land more particularly described in
Section 2 of the Master Lease (as defined below). Said lease, as amended by First Amendment to Lease dated October 28, 1999 and Second Amendment to Lease dated January 31, 2000, is referred to herein as the "Master Lease", and the premises covered by the Master Lease is herein collectively called "Master Premises". A copy of the Master Lease is attached hereto as Exhibit A.

                                    AGREEMENT

     NOW, THEREFORE, the parties hereto agree as follow:

1.   Sublease Premises

     a.   Initial Subleased Premises

          Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease a portion of the Master Premises containing an agreed area of 5,934 rentable square feet ("rsf'), currently known as Suite(s) 400, as delineated on the floor plan attached hereto as Exhibit C ("Premises"). Sublessee shall have shared access to the common kitchen and supervised access, between the hours of 8am and 5pm unless a major incident or outage occurs, to the 4th floor phone closet throughout the Term. Said kitchen and phone closet are depicted on the floor plan attached as Exhibit C.

     b.   Right of First Opportunity

          The contiguous 1,847 rsf and 935 rsf on floor 4 of the Building, shown on the floor plan attached hereto as Exhibit C ("Expansion Space"), shall be referred to as "RFO Space". Sublessee shall have an ongoing Right of First Opportunity to sublease either of the RFO Space that is 1,847 rsf and, subject to any conflicting rights granted to other tenants prior to the date the last party executes this Sublease, the RFO Space that is 935 rsf. Prior to accepting an offer to sublease either RFO Space to a third party, Sublessor shall notify Sublessee in writing of third party's interest. Sublessee shall have five (5) business days from receipt of Sublessor's notice to notify Sublessor of its intent. All terms and conditions of the Expansion space shall be consistent with the Sublease. Base Rent for expansion space shall be based on the Base Rent in this sublease on a per square foot basis. If Subtenant shall fail to exercise such expansion right, after notice by Sublessor of the availability of the subject RFO Space, as provided herein, such right shall be deemed to have lapsed and expired, and shall be of nor further force or effect with respect to the particular RFO Space. Upon exercise of said right of first refusal, the term "Premises" as used herein shall include the subject RFO Space.

2.   Term and Possession

     a.   Term

          Provided Master Lessor has consented to this Sublease ("Consent"), the initial term of this Sublease ("Initial Term") shall commence on July 15, 2002 ("Commencement Date"), and shall end on July 31, 2005 ("Expiration Date"). The Initial Term and Additional Term (as defined below), or the date of any sooner termination of this Sublease, may be referred to herein as the "Term." Fifteen days prior to the Commencement Date, Sublessee, its agents and contractors shall be allowed access to the Premises (for example, to install its telephone system, and move in its personal property) with no obligation to pay rent. If Sublessee occupies the space and conducts business prior to July 15, 2002, such date shall be considered the Commencement Date.

     b.   Condition of Premises

          Prior to the Commencement Date, Sublessor shall paint the Premises, clean the carpets, convert the shipping/ receiving room to a basic reception/ conference room, and re-key the conference room accessed by the common corridor. Additionally, Sublessor agrees to keep the cabling located in the Premises or otherwise serving the Premises in working condition. Otherwise, Sublessee shall accept the Premises in an "as-is, where-is" condition. Sublessor shall deliver possession of the Premises as aforesaid in broom clean condition ("Possession"). Sublessee acknowledges and agrees that all tenant improvements and all furniture, fixtures, and equipment in the Premises as of the Commencement Date, including (without limitation) those items set forth on Exhibit D hereto, are and shall remain the sole property of Sublessor subject to Sublessee's rights to use the same as provided herein. If Sublessor is not able to deliver Possession to Sublessee on the Commencement Date notwithstanding Sublessor's reasonable, good faith efforts, Base Rent, as defined in Section 3(a), shall abate until delivery of Possession. If Possession is not delivered within thirty (30) days of the Commencement Date, then Sublessee has the option to cancel this Sublease by delivering written notice of termination to Sublessor. Any delay in the Commencement Date shall not extend Initial Term.

     c.   License to Use Personal Property

          Sublessor hereby grants Sublessee a license to use the furniture listed in Exhibit D within the Premises (the "Licensed Property"), at no additional cost. Such license terminates upon the Expiration Date or, if exercised, the expiration of the Extension Option, and is "as-is" "where-is"

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and without any warranties, express or implied, concerning the condition of the
Licensed Property, and Sublessee assumes all risks relating thereto.

     d.   Extension Option

So long as Sublessee is not then in default under this Sublease at the time of exercise, Sublessee shall have the option to extend the Initial Term of this Sublease for one (1) additional sixteen (16) month period ("Additional Term"). To exercise its option to extend this Sublease for the Additional Term, Sublessee must deliver to Sublessor a written notice (an "Option Notice") exercising its extension option not later than January 31, 2005. All of the terms and conditions of this Sublease shall apply during the Additional Term except (i) the annual Base Rent shall be $19.00 per rsf of the Premises; (ii) there shall be no further extension options after the commencement of the Additional Term; and (iii) there shall be no Tenant Improvements or other Sublessor concessions during the Additional Term.

3.   Base Rent, Operating Expenses and Late Charge

     a.   Base Rent

          Sublessee shall pay to Sublessor, on or before the first day of each calendar month, Base Rent in the amount of (i) $7,500.00 per month for the twelve month period following the Commencement Date, and (ii) $8,901.00 for each month thereafter until the end of the Initial Term. The monthly installments of Base Rent shall be prorated at the rate of 1/30 of the monthly Base Rent per day for any partial month during the Term. Payment shall be made to the following address: Avenue A, Inc., 506 Second Avenue, Suite 900, Seattle, WA 98104,
Attention: Accounting Department.

     b.   Operating Expenses

          If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the Building ("Operating Costs") including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent 100 percent, of Sublessee's percentage share (Sublessee's rsf at the time of adjustment divided by Sublessor's total rsf at the time of adjustment), of the amounts payable by Sublessor for Operating Costs, to the extent that such Operating Costs for the subject year exceed the Operating Costs for the base year of 2002. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if. any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Paragraph shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

     c.   Late Charge

          Sublessee acknowledges that paying Base Rent late will cause Sublessor to incur administrative, collection, processing and accounting costs and expenses not contemplated under this Sublease, the exact amounts of which are extremely difficult or impracticable to fix. Sublessee therefore agrees that if rent or any other sum is due and payable pursuant to this Sublease, such amounts shall be payable upon the same terms and conditions as the Master Lease and the same late charges shall apply. Sublessor and Sublessee agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Sublessor for its loss caused by Sublessee's nonpayment. Should Sublessee pay the monthly rent late, but fail to pay said late charge, or pay said late charge, but fail to pay contemporaneously therewith all unpaid amounts of Rent, Sublessor's acceptance of the late rent or said late charge shall not constitute a waiver of Sublessee's default with respect to Sublessee's nonpayment, nor prevent Sublessor from exercising all other rights and remedies available to Sublessor under this Lease or under law.

     d.   Security Deposit

          Within ten (10) business days after the execution of this Sublease, Sublessee shall pay to Sublessor the first month's rent due and provide Sublessor the additional sum of Eight Thousand Nine Hundred One and 00/100 Dollars ($8,901.00) ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any sum for which the Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited less any amounts applied to the first months' rent, and Sublessee's failure to do so shall constitute a default under this Sublease. Within thirty (30) days after the termination of this Sublease, or Sublessee has vacated the Premises, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not therefore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest.

4.   Use of Premises

     The Premises shall be used and occupied only for purposes allowed under the Master Lease.

5.   Parking

     Sublessee shall be entitled to the use of nine (9) of Sublessor's parking spaces, which are guaranteed in the Master Lease, upon the same terms and conditions as the Master Lease.

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6.   Assignment and Sublease

     Neither this Sublease nor any right hereunder nor the Premises may be assigned, transferred, encumbered or sublet in whole or in part by Sublessee without Sublessor's and Landlord's prior written consent, which consent may not be unreasonably withheld or delayed.

7.   Incorporation by Reference

     a.   Subject to Lease

          This Sublease is subject to all of the terms and conditions of the Master Lease by and between Sublessor and Master Lessor.

     b.   Interpretation

          All terms and conditions of the Master Lease, are incorporated into and made a part of this Sublease, except for Paragraphs 1(c),(e)-(k),(m) and
(n), 3,4,6, 9(e), 17, 27,29, and 31 of the Master Lease and such other provisions of the Master Lease which are directly contradicted or expressly modified by this Sublease, in which event the terms of this Sublease shall control over the Master Lease. The Sublessee assumes and agrees to perform the Sublessor's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, provided, however, Sublessor shall be responsible for paying Rent, as provided in the Master Lease, to the Master Lessor. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor/Landlord" is used it shall be deemed to mean Sublessor herein and wherever in the Master Lease the word "Lessee/Tenant" is used it shall be deemed to mean Sublessee herein.

8.   Sublessor's Representations and Warranties

     Sublessor represents and warrants to Sublessee the following:

     a. The Master Lease is in full force and effect and has not been modified, supplemented or amended except as described in Exhibit B.

     b. Sublessor has the right to full and complete possession of the Premises.

     c. Sublessor, at the time of signing this Sublease, at the Commencement Date, and at the time of delivering Possession, has fulfilled all its duties under the Master Lease and is not in default under the Master Lease.

     d. To the best of Sublessor's knowledge, Master Lessor has fulfilled all its duties under the Master Lease and is not in default under the Master Lease.

     e. Sublessor has not assigned, transferred or delegated any of its rights or duties under the Master Lease or pledged or encumbered any of its interest in, or rights under the Master Lease.

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     f.   This Sublease shall be of no force or effect unless consented to by
Master Lessor by execution of the Consent attached hereto as Exhibit B.

     g. Sublessor has all right, power and authority necessary to enter into and deliver this Sublease and to perform its obligations hereunder. Sublessor's entering into this Sublease does not breach or contradict any other agreement or contract that Sublessor is a party to.

     h. Sublessor has or will comply with all requirements, perform all duties, and take all actions necessary under Section 17 of the Master Lease to properly sublet the Premises.

9.   Covenants Regarding Master Lease

     a. Sublessor shall use best efforts not to commit or suffer any act or omission that will result in a violation of or default under any of the provisions of the Master Lease.

     b. Sublessor shall exercise commercially reasonable efforts in attempting to cause Master Lessor to perform its obligations and give any required consents under the Master Lease for the benefit of Sublessee, including, without limitation, consent to this Sublease.

     c. With respect to the Premises, unless the context requires otherwise, Sublessor shall perform all duties of Master Lessor and Sublessee shall perform all duties of Tenant under the Master Lease.

     d. Sublessor agrees to deliver to Sublessee a copy of any notice received from Master Lessor relating to the Premises within five (5) business days of its receipt thereof.

     e. Sublessor shall not voluntarily terminate the Master Lease without Sublessee's prior written consent, which shall not be unreasonably withheld and will be delivered to Sublessor within thirty (30) of Sublessor's notice to terminate.

10.  Other Provisions of Sublease

     Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Premises or the Building of which the Premises are a part, the exercise of such right by Sublessor shall not constitute a default or a breach hereunder.

11.  Indemnification

     a.   Sublessee's Indemnification

          Sublessee shall indemnify, defend and hold harmless Sublessor from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Sublessor may incur or pay out (including, without limitation, Sublessor's payment to Master Lessor) by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Premises (unless the same shall have been caused by the respective negligence of Sublessor or Master Lessor), (b) any breach or default hereunder on Sublessee's part, (c) the successful enforcement of Sublessor's rights under this Section or any other Section of this Sublease,
(d) any work done after the date hereof in or to the Premises except if done by Sublessor or Master Lessor, or (e) any act, omission or negligence on the part of Sublessee or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Sublessee. Nothing herein shall be construed as requiring Sublessee to indemnify, defend or hold harmless Sublessor against or for any claim, loss, damage or expense to the extent it is caused by the respective negligence, will misconduct or breach of the Sublease or Master Lease by Sublessor or Master Lessor, and not by Sublessee.

     b.   Sublessor's Indemnification

          Sublessor shall indemnify, defend and hold harmless Sublessee from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Sublessee may incur or pay out (including, without limitation, to Master Lessor) by reason of
(a) any breach or default hereunder on Sublessor's part, (b) the successful enforcement of Sublessee's rights under this Section or any other Section of this Sublease, (c) any act, omission or negligence on the part of Sublessor and/or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Sublessor.

12.  Commission

     Upon execution of this Sublease, and consent thereto by Lessor Sublessor shall pay Broker (as defined below) a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission. If Sublessee exercises the Expansion Option or Renewal Option, Sublessor shall pay Broker an additional real estate commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises. Broker is made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission. Sublessee shall have no liability for any commissions for this Sublease.

13.  Agency Disclosure

     At the signing of this Sublease, Clay Nielsen of Washington Partners, Inc., represented the Sublessor and Patrick Pendergast represented the Sublessee (collectively "Broker"). Sublessor and Sublessee confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

14.  Notices

     All notices and demands that may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by Sublessor to Sublessee, or by Sublessee to Sublessor, shall be personally delivered or sent by a nationally recognized private carrier of overnight mail (e.g. FedEx) or by United States Certified Mail, return receipt requested and postage prepaid, to the parties at the addresses listed below or at such other addresses as the parties may designate by notice from time to time. All notices will be deemed given when received or refused.

     To Sublessor:                   Avenue A, Inc.
                                     The Smith Tower
                                     506 Second Avenue, 9th Floor
                                     Seattle, Washington 98104
                                     Attention: Chief Financial Officer

     To Sublessee:                   Open Interface North America, Inc.
                                     The Smith Tower
                                     506 Second Avenue, Suite 400
                                     Seattle, Washington 98104
                                     Attention: C.E.O

15.  Quiet Enjoyment

     Provided that Sublessee is not in default of any term or provision of this Sublease, Sublessee shall have peaceful and quiet enjoyment of the Premises without interference from Sublessor or any person or entity claiming by, through or under Sublessor, including, but not limited to, Landlord.

16.  Attorney's Fees

     If Sublessor or Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

17.  Entire Agreement

     This Sublease, the Exhibits attached hereto and those provisions of the Master Lease, which are incorporated herein by reference, constitute the entire agreement between Sublessor and Sublessee with respect to the Premises and may not be amended or altered except by written agreement executed by both parties.

18.  Binding on Successors

     This Sublease shall bind the parties' heirs, successors, representatives and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

SUBLESSOR: AVENUE A, INC.               SUBLESSEE: OPEN INTERFACE NORTH AMERICA,
                                        INC.

By /s/ Michael Vernon                   By /s/ Akemi Sagawa
   ---------------------------             ------------------------------------
Title  C.F.O                            Title  C.E.O
      ------------------------                ---------------------------------

STATE OF WASHINGTON    )
                       )ss.
COUNTY OF KING         )

     On this 11 day of June, 2002 before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared MICHAEL VERNON, to me known to be the person who signed as CFO of Avenue A, Inc. the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                               /s/ Jennie S. Swan
                               ------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Mill Creek, WA
                               My appointment expires: 10.10.05

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     On this 6th day of June, 2002 before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Akemi Sagawa, to me known to be the person who signed as CEO of Open Interface North America, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                               /s/ Catherine L. Basquan
                               ---------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Seattle, WA
                               My appointment expires: 3.30.2003

[SEAL OF NOTARY PUBLIC]

                                  Page 10 0f 10

                                   SMITH TOWER


                                 LEASE AGREEMENT

                                     BETWEEN

                                SAMIS FOUNDATION
                                    Landlord


                                       and

                                 AVENUE A, INC.

                                     Tenant

                                 LEASE AGREEMENT
                                   SMITH TOWER

THIS LEASE made this 16 day of July, 1999 between Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord"), and Avenue A, Inc., a Washington corporation ("Tenant").

As parties hereto, Landlord and Tenant agree:

1.   LEASE DATA AND EXHIBITS
The following terms as used herein shall have the meanings provided in this
Section 1, unless otherwise specifically modified by provisions of this Lease:

(a)  BUILDING:
          Known as Smith Tower, or such other name as Landlord may designate from time to time, situated on a portion of the real property more particularly described in Section 2 hereof, with an address of 506 Second Avenue, Seattle, Washington 98104.

(b)  PREMISES:
          Consisting of the area on the 4th, 7th, 8th, and 9th floor(s) of the Building, as outlined on the floor plan(s) attached hereto as Exhibit A, including tenant improvements, if any, as described in Exhibit B.

(c)  TENANT'S PRO RATA SHARE:
          Landlord and Tenant agree that, for purposes of this Lease, the rentable area of the Premises is approximately 44,112 square feet, the Building total is 256,481 square feet, and Tenant's Pro Rata Share of the Building is approximately 17.1989% (provided, the Premises will be approximately 33,084 square feet and Tenant's Pro Rata Share is 12.8992% until the Premises includes Floor 4 pursuant to Addendum C). The Premises will be measured per 1996 BOMA standards upon completion of the Tenant Improvements, and the figures in the preceding sentence and the monthly rent will be adjusted if needed based on such measurement.

     In the event a portion of the Building is damaged or condemned or any other event occurs which alters the rentable area of the Premises or the rentable area of the Building, Landlord may adjust Tenant's Percentage of the Building to properly reflect the proportion of the rentable area of the Building (as altered by such event) which is attributable to the rentable area of the Premises (as altered by such event).

(d)  BASIC PLANS DELIVERY DATE:
          See Exhibit B.

(e)  FINAL PLANS DELIVERY DATE:
          See Exhibit B.

(f)  COMMENCEMENT DATE:
          October 1, 1999.

(g)  EXPIRATION DATE:
          Five (5) years after the Commencement Date.

(h)  RENT:
          The monthly rental payments shall be:

                    Month 1-6
                    Month 7-12*
                    Month 13-24
                    Month 25-36
                    Month 37-48
                    Month 49-60

         *Rent will be increased to         per month upon occupancy of the 4th
          floor, if earlier than March 1, 2000, per Addendum C, "Expansion of Premises," attached - hereto.

Rent shall be adjusted from time to time pursuant to Sections 9 and 10 of the Lease. Tenant has deposited with Landlord on the date hereof Sixty-two Thousand Seven Hundred Twenty-one and 75/100 ($62,721.75) to be applied to the first Rent payment due hereunder.

(i)  SECURITY DEPOSIT:


(j)  BASE YEAR:
          For purposes of this Lease, the Base Year shall be: Calendar year 2000

(k)  LANDLORD'S AND TENANT'S LEASING BROKER/AGENT:
          Washington Partners Corporate Real Estate is the agent of Tenant. There is no agent of the Landlord.

(1)  PARKING:
          See Addendum D

(m)  NOTICE ADDRESSES:
     Landlord:      Samis Foundation
                    c/o Smith Tower Management Office
                    506 Second Avenue, Suite 310
                    Seattle, WA 98104

     Tenant:        Before Commencement Date:
                    1100 Olive Way, Suite 1270
                    Seattle, WA 98101
                    Attn: V.P. Finance and Administration

                    After Commencement Date:
                    Avenue A, Inc.
                    506 Second Avenue, Suite 900
                    Seattle, WA   98104
                    Attn: V.P., Finance and Administration

(n)  PAYMENT ADDRESS:
                    Samis Foundation
                    208 James Street, Suite C
                    Seattle, WA  98104

(o)  EXHIBITS:
     The following exhibits or riders are made a part of this Lease:

          Exhibit A      Floor Plan of Premises
          Exhibit B      Tenant Improvements (Includes Exhibits B-l & B-2)
          Exhibit C      Rules & Regulations

(p)  ADDENDUMS:
     The following addendums or riders are made a part of this Lease:

          Addendum A          Right of Early Occupancy
          Addendum B          Option to Extend
          Addendum C          Expansion of Premises (Includes Addendum C-1)
          Addendum D          Parking

(q)  PERMITTED USE:
     Offices for data center for internet advertising business, general office related thereto, and for no other purpose(s) whatsoever.

2.   PREMISES:

Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section l(b) hereof as shown on Exhibit A attached hereto and incorporated herein, together with rights of ingress and egress over common areas in the Building located on the land ("Land") more particularly described as:

     Lots 5 and 8, Block 2, Town of Seattle, as laid out on claims of C.D. Boren and A.A. Denny (commonly known as Boren and Denny's Addition to the City of Seattle), according to the plat thereof recorded in Volume 1 of Plats, page 27, in King County, Washington; EXCEPT that portion of said Lots taken for widening of Second Avenue by judgement entered in District Court Cause No. 7097 pursuant to Ordinance No. 1107, of the City of Seattle.

3.   COMMENCEMENT AND EXPIRATION DATES:

(a)  COMMENCEMENT DATE:
     Landlord and Tenant shall use their best efforts to complete tenant improvements in the Premises in accordance with Exhibit B hereto on the date specified in Section l(f) or as soon thereafter as practicable. The Commencement Date shall be the date specified in Section l(f).

(b)  DELAYS:
     In the event, due to delays from any cause other than Tenant's failure to comply with the terms of this Lease, the Premises are not available for occupancy by Tenant within three (3) months following the date specified in Section l(f), Tenant may terminate this Lease by written notice to Landlord given within ten (10) days of said date; provided, however, (i) such three-month period shall be extended for delays due to causes beyond the reasonable control of Landlord; and (ii) Tenant has complied with the Work Schedule of Exhibit B on dates for line items designated "Prepare TI Construction Documents" and "Approval of TI Construction Documents." Termination under this Section 3(b) shall be Tenant's sole remedy and Tenant shall have no other rights or claims hereunder at law or in equity. Landlord shall also have the right to terminate this Lease within the same time frame provided to Tenant above, so long as the delay is not caused by Landlord; provided, however, such three-month period shall be extended for delays due to causes beyond the reasonable control of Landlord. In any event, this Lease shall terminate if the Premises are not available for occupancy by Tenant within two (2) years from the date hereof.

(c)  CONFIRMATION OF COMMENCEMENT DATE:
     In the event the Commencement Date is established as a later or earlier date than the date provided in Section l(f) hereof, Landlord shall confirm the same to Tenant in writing.

(d)  EXPIRATION DATE:
     This Lease shall expire on the date specified in Section l(g).

4.   ACCEPTANCE OF PREMISES:
     If this Lease shall be entered into prior to the completion of tenant improvements in the Premises, the acceptance of the Premises by Tenant shall be deferred until the giving of written notice by Landlord to Tenant of the completion of such construction. Within five (5) business days ("Inspection Period") after Landlord gives such notice, Tenant shall make such inspection of the Premises as Tenant deems appropriate. At Landlord's or Tenant's request, Landlord's representative shall accompany Tenant in making Tenant's inspection. Except as otherwise specified by Tenant in writing to Landlord within seventy-two hours after the close of the Inspection Period, and except for latent defects not reasonably observable by Tenant, Tenant shall be deemed to have accepted the Premises at the end of the Inspection Period. If, as a result of such inspection, Tenant discovers minor deviations or variations from the plans and specifications for

Tenant's improvements which do not materially affect Tenant's use of the Premises and are of a nature commonly found on a "punch list" (as that term is used in the construction industry), Tenant shall, during the Inspection Period, notify Landlord in writing of such deviations. Landlord shall promptly repair all punch list items. The existence of such punch list items shall not postpone the Commencement Date of this Lease nor the obligation of Tenant to pay Rent.

5.   RENT AND ADDITIONAL RENT:
     Tenant shall pay Landlord without notice the Rent stated in Section l(h) hereof and Additional Rent as provided in Section 9 and Section 10 and any other payments due under this Lease without deduction or offset in lawful money of the United States in advance on or before the first day of each month at Landlord's Payment Address set forth in Section l(n) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated in proportion to the number of days in such month. All amounts which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed Additional Rent hereunder and, in the event of nonpayment thereof, Landlord shall have all remedies provided for in the case of nonpayment of Rent.

6.   SECURITY DEPOSIT:
     As security for the performance of this Lease by Tenant, Tenant has paid to Landlord the Security Deposit as specified in Section l(i) hereof, receipt of which is hereby acknowledged. Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum which Landlord may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, within five (5) days of written demand therefore by Landlord, deposit with Landlord the amount so applied. The amount of the Security Deposit then held by Landlord shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this Lease. Landlord shall not be required to keep any Security Deposit separate from its general funds and Tenant shall not be entitled to any interest thereon.

7.   PARKING:
     The parking made available by Landlord to Tenant shall be subject to the reasonable rules and regulations of the parking operator, or the city of Seattle may publish from time to time. Tenant shall provide Landlord with thirty (30) days prior written notice of the number of parking stalls required by Tenant, up to the maximum number specified in Addendum D, and of any changes in those requirements. Landlord shall provide a security person on Second Avenue and. James Street to serve as an escort from the Butler Garage and Metro bus stop on Second Avenue, and another security person at Yesler and Third Avenue for escort services from the Metro bus stop on Third Avenue and the Metro bus tunnel on Yesler, or other security arrangements reasonably satisfactory to Landlord and Tenant.

8.   USES:
     The Premises are to be used only for the purposes specified in Section l(q) hereof ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its sole discretion, determines that any proposed use is inconsistent, with or detrimental to the maintenance and operation of the Building as a first-class office building or is inconsistent with any restriction on use of the Premises, the Building, or the Land contained in any lease, mortgage, or other instrument or agreement by which the Landlord is bound or to which any of such property is subject. Tenant shall not commit any act that will increase the then existing cost of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand the amount of any increase in insurance costs caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building or which is unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise, vibration or fumes. Tenant shall not permit smoking in the Premises; Landlord has designated all internal portions of the Building as a smoke-free zone. If any of Tenant's office machines or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations (not inconsistent with the terms of this Lease) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

9.   SERVICES AND UTILITIES:

(a)  STANDARD SERVICES:
     Landlord shall maintain the Premises and the public and common areas of the Building in good order and condition consistent with the operation and maintenance of a first-class office building in downtown Seattle, Washington. Landlord shall furnish the Premises with electricity for normal office use, including lighting and operation of low power usage office machines, water and elevator service at all times during the term of the Lease. Landlord shall also provide lamp replacement service for building standard light fixtures, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service. No janitorial service shall be provided for Saturdays, Sundays or legal holidays. The costs of any janitorial or other service provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants shall be repaid by Tenant as Additional Rent upon receipt of billings therefor.

(b)  NORMAL BUSINESS HOURS:
     From 7:30 a.m. to 6:00 p.m. on weekdays, and from 7:30 a.m. to noon on Saturdays, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish to the Premises heat and air conditioning. If requested by Tenant, Landlord shall furnish heat and air conditioning at times other than Normal Business Hours and the actual cost to Landlord of such services as reasonably calculated by Landlord shall be paid by Tenant as Additional Rent. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the term of this Lease (24 hours of all days) reasonable access to the Premises.

(c)  INTERRUPTION OF SERVICES:
     Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of any services or facilities provided by Landlord pursuant to this Lease due to any cause whatsoever. No temporary interruption or failure of such services or facilities incident to the making of repairs, alterations, or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder; provided, however, if such interruption or failure shall continue for five (5) business days, Tenant's Rent hereunder shall thereafter abate to the extent the Premises are thereby rendered untenantable for Tenant's normal business operations until such services are restored. Landlord shall use its best efforts in good faith to minimize any disruption of Tenant's use of the Premises arising from any interruption or failure of such services or facilities.

(d)  ADDITIONAL SERVICES:
     The Building mechanical system is designed to accommodate heating loads generated by lights and equipment using up to 5 watts per square foot. Before installing lights and equipment in the Premises which in the aggregate exceed such amount ("Additional Lights/Equipment"), Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning capacity or electrical systems as necessitated by such Additional Lights/Equipment.

(e)  ADDITIONAL LIGHTS/EQUIPMENT:
     Tenant desires a dual-power feed to the Premises, but acknowledges Landlord has informed it the dual-power feed will probably be removed in two (2) years. Landlord and Tenant agree that if the second power feed is withdrawn from the Building, Tenant will be permitted to purchase and install (in a manner and location approved by Landlord) additional battery back-up for Tenant's operations. If that occurs, Landlord shall reimburse Tenant up to $20,000 towards Tenant's out-of-pocket costs incurred in purchasing and installing adequate additional battery back-up within fifteen (15) days after presentation of Tenant's paid invoice(s) therefor.

(f)  COSTS OF ADDITIONAL SERVICES:
     In addition, Tenant shall in advance, on the first day of each month during the Lease term, pay Landlord as Additional Rent the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such Additional Lights/Equipment and the reasonable amount estimated by Landlord as the costs of operation and maintenance of supplementary air conditioning units necessitated by Tenant's use of such equipment or lights. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from such equipment or lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's reasonable instructions for the use of drapes, blinds and thermostats in the Building.

(g)  YEAR 2000 COMPLIANCE:
     All equipment, products, systems and processes utilized by Landlord in fulfilling its obligations under this Lease, including without limitation: all hardware, software and networks shall be fully and effectively Year 2000 compliant.

10.  COSTS OF OPERATIONS AND REAL ESTATE TAXES:

(a)  ADDITIONAL RENT:
     Tenant shall pay as Additional Rent its pro rata share of increases in taxes and operating costs in excess of taxes and operating costs in the Base Year ("Base Amounts"). Operating costs for the Base Year and each year thereafter shall be adjusted to reflect 95% occupancy in the Building. Increases in taxes and in operating costs over the applicable Base Amounts shall be determined and shall be payable separately under this Section 10.

(b)  DEFINITIONS:
          (i) For the purposes of this section, "Taxes" shall mean taxes and assessments (including special district levies) on real and personal property payable during any calendar year or fiscal year, based on the actual assessment period, with respect to the Land, the Building and all property of Landlord, real or personal, used directly in the operation of the Building and located in or on the Building, together with any taxes levied or assessed in addition to or in lieu of any such taxes or any tax upon leasing of the Building or the rents collected (excluding any net income or franchise tax) ("Taxes").

          Due to the Historic Designation of the Smith Tower, the Building should qualify for a special tax valuation designation pursuant to the Special Valuation of Property Act, RCW 84.26, and as a result of this Special Valuation of Property Act, the Taxes may be reduced below the amount that would be due and owing if the Building does not qualify for the special tax valuation. This designation is a material economic element necessary to induce the Landlord to undertake and finance the rehabilitation of the Building. For the purposes of this Section 10, the Base Year Taxes and subsequent lease year Taxes shall be calculated based on full assessed value multiplied by the applicable millage rate then in effect.

          (ii) For purposes of this Section, "Operating Costs" or "Costs" shall mean all expenses of Landlord for maintaining, operating and repairing the Land and Building and the personal property used in connection therewith, including without limitation insurance premiums, utilities, customary management fees of not more than four percent (4%) of the gross rents from the Building and other expenses which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building ("Operating Costs" or "Costs"); excluding, however, the following:

          Casualties and Condemnations. Costs occasioned by casualties of a type, and to the extent, that is covered by a fire and extended coverage (all-risk) policy of insurance

          (except any deductibles), or occasioned by the exercise of the power of eminent domain.

          Capital Costs. Costs of improvements required to be capitalized in accordance with generally accepted accounting principles, except Operating Costs shall include amortization of capital improvements (A) made subsequent to initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, or providing savings in the cost of operating the Building; or, (B) which are reasonably responsive to requirements imposed with respect to the Building under any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law, or any new interpretation of an existing law ("new interpretation"), which amendment, law or new interpretation is adopted or arose after the Commencement Date of this Lease.

          Reimbursable Expenses. Costs for which Landlord has a right of reimbursement from others.

          Construction Defects. Costs to correct any construction defect in the Premises or the Building, or to comply with any CC&R, underwriter's requirement or law applicable to the Premise or the Building which was in effect as of the Commencement Date, except if the construction or compliance was obligation of Tenant.

          Interior Improvements. Costs of any renovation, improvement, painting or redecorating of any portion of the Building for other Tenants.

          Leasing Expenses. Fees, commissions, attorneys' fees, auditing fees, brokerage fees or commissions, and other costs incurred in connection with negotiations or disputes with any other current, past, or prospective occupant or tenant of the Land or in preparing, negotiating or enforcing leases or lease-related documents such as guarantees, estoppels, nondisturbance agreements, amendments, subleases, assignments, and the like; and costs arising from the violation by Landlord or any occupant of the Land (other than Tenant) of the terms and conditions of any lease or other agreement, and any rental concessions or buyouts or tenant relocations.

          Mortgages. Interest charges and fees incurred on debt, payment on mortgages and rent under ground leases; and costs expended in connection with any sale, hypothecation, financing, refinancing, or ground lease of the Building or Land or of the Landlord's interest therein.

          Off-Site Parking. Operating expenses or subsidies paid by Landlord for off-site parking (the Building does not have parking in it).

          Reserves and Depreciation. Any depreciation of any of the real or personal property associated with the Premises, Building or Land, including any leasehold improvements; any reserves for any purpose; any bad debt, rent loss, or reserves for bad debt or rent loss.

          Promotion. Advertising, promotional costs, costs related to artwork, or market study fees.

          Insurance. Increases in insurance costs caused by the activities of any other occupant of the Property.

          Hazardous Materials. Costs incurred to remove or remediate any hazardous material from the Building or Land unless caused by Tenant, its employees, agents, contractors, subtenants, or assigns, and any judgments, fines, penalties, or other costs incurred in connection with any hazardous material exposure or release, except to the to extent that the foregoing is caused by the illegal storage, use or disposal of the hazardous material in question by Tenant, its employees, agents, contractors, subtenant or assigns.

          Management. Wages, salaries, compensation, and labor burden for any employee not stationed on the Building on a full-time basis or above the level of Landlord's Building manager or nay fee, profit or compensation retained by Landlord or its affiliates for management and administration of the Building in excess of the management fee which Would be charged by an independent professional management service for operation of comparable projects in the vicinity; and Landlord's general overhead or any other expense not directly related to the Building or the Land.

          Governmental Costs. Any governmental fines, penalties, or interest imposed on Landlord unless caused by Tenant, its employees, agents, contractors, subtenants, or assigns; any costs related to public transportation, transit, or vanpool, unless imposed by governmental authority or at the request of Tenant.

          (iii)     "Year" shall mean the calendar year.

(c)  ESTIMATED COSTS:
     At the beginning of each year after the Base Year, Landlord shall furnish Tenant a written statement of estimated Operating Costs and Taxes for such year; a calculation of the amount, if any, by which such estimated Operating Costs and Taxes will exceed the relevant Base Amounts; and a calculation of Tenant's Pro Rata Share of any such amount. Tenant shall pay one-twelfth (1/12) of that amount as Additional Rent for each month during the year. If at any time during the year Landlord reasonably believes that the actual Operating Costs or Taxes will vary from such estimated Operating Costs or Taxes by more than five percent (5%), Landlord may by written notice to Tenant revise the estimate for such year, and Additional Rent for the balance of such year shall be paid based upon such revised estimates.

(d)  ACTUAL COSTS:
     Within ninety (90) days after the end of each year after the Base Year or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth Tenant's Pro Rata Share of the actual Operating Costs and Taxes in excess of the Base Amounts during the preceding year. If the actual Operating Costs in excess of the Base Amount or actual Taxes in excess of the Base Amount, or both, exceed the estimates for each paid by Tenant during the year, Tenant shall pay the amount of such excess to Landlord as Additional Rent within forty-five (45) days after receipt of such statement. If the actual Operating Costs in excess of the Base Amount or actual Taxes in excess of the Base Amount, or both, are less than the amount paid by Tenant to Landlord, then the amount of such overpayment by Tenant shall be, at Landlord's option, credited against any amounts owed by Tenant under this Lease, refunded by check to Tenant, or credited against the next Rent payable by Tenant hereunder. Notwithstanding any other provision of this Section 10, Tenant shall not receive any credit or offset against any other amount payable under this Lease to the extent either actual Operating Costs or Taxes are less than the applicable Base Amount.

(e)  RECORDS AND ADJUSTMENTS:
     Landlord shall keep records showing all expenditures made in connection with Operating Costs and Taxes, and such records shall be available for inspection by Tenant for a period of one hundred twenty (120) days after receipt of the statement of actual costs ("Record Review Period"); Landlord and Tenant agree the results of any such audit or review shall remain confidential. Tenant hereby waives any right to any adjustment of sums paid under this Section 10 unless a claim in writing specifying the reasons therefor is delivered to Landlord no later than sixty (60) days after the Record Review Period for the year for which the sums were paid. Operating Costs and Taxes shall be prorated for any portion of a year at the beginning or end of the term of this Lease. Notwithstanding this Section 10, the Rent payable by Tenant shall in no event be less than the Rent specified in Section l(h)hereof.

(f)  PERSONAL PROPERTY TAXES:
     Tenant shall pay all personal property taxes with respect to property of Tenant located on the Premises or in the Building. "Property of Tenant" shall include all improvements which are paid for by Tenant and "personal property taxes" shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property.

11.  CARE OF PREMISES:
     Landlord shall perform all normal maintenance and repairs reasonably determined by Landlord as necessary to maintain the Premises and the Building as a first-class office building; provided that Landlord shall not be required to maintain or repair any property of Tenant or any appliances (such as refrigerators, water heaters, microwave ovens, and the like) which are part of the Premises. Tenant shall take good care of the Premises. Tenant shall not make any alterations, additions or improvements ("Alterations") in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring ("Changes") without first obtaining the written consent of Landlord and, where appropriate, in accordance with plans and specifications reasonably approved by Landlord. As a condition to its approval imposed at the time such approval is given, Landlord may require Tenant to remove such Alterations or Changes upon the expiration or earlier termination of the Term and to restore the Premises to the condition they were in prior to such Alterations or Changes, including restoring any damage resulting from such removal, all at Tenant's Expense; provided, however, that Tenant shall not be required to remove Tenant's initial Tenant Improvements made pursuant to Exhibit
B. Any Alterations or Changes required to be made to Tenant's Premises by any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law shall be made at Tenant's sole expense and shall be subject to the prior written consent of Landlord; provided, however, any such alterations or changes that constitute a Capital Cost that may be included in Operating Costs pursuant to Section 10(b)(ii) above shall not be Tenant's sole expense, but shall be included in Operating Costs. Tenant shall reimburse Landlord for any reasonable sums expended for examination and approval of the architectural and mechanical plans and specifications of the Alterations and Changes and direct costs reasonably incurred during any inspection or supervision of the Alterations or Changes. All damage or injury done to the Premises or Building by Tenant or by any persons who may be in or upon the Premises or (with respect to damage to the Building) by Tenant officers, employees, contractors, agents, invitees or licensees, including but not limited to the cracking or breaking of any glass of windows and doors, shall be paid for by Tenant. Landlord shall cooperate with Tenant to the extent reasonably possible to schedule janitorial service to the Premises between the hours of 6:00 p.m. and 8:00 p.m.

12.  ACCESS:
     Tenant shall permit Landlord and its agents to enter into and upon the Premises upon prior notice that is reasonable under the circumstances and (except in case of an emergency) during Normal Business Hours and a representative of Tenant has right to accompany Landlord (as a condition of such entry) for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Upon reasonable notice, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease term.

13.  DAMAGE OR DESTRUCTION:

(a)  DAMAGE AND REPAIR:
     If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable and the cost to repair estimated by Landlord is over $100,000, then Landlord may no later than the sixtieth day following the damage, give Tenant a notice of election to terminate this Lease. If the Premises are substantially damaged, and if they cannot be substantially repaired within 180 days as estimated by Landlord, Tenant or Landlord has the right to cancel this Lease by giving notice within thirty (30) days of the damage. In the event of such election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of said notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the Rent and Additional Rent shall be apportioned as of the date of said surrender and any Rent and Additional Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building, and insurance proceeds sufficient for restoration are available, or if Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of improvements to the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as herein provided. To the extent that the Premises are rendered untenantable, the Rent and Additional Rent shall proportionately abate, only to the extent such abatement is of the type covered by a standard policy of rental loss insurance to compensate Landlord for such loss. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly.

(b)  DESTRUCTION DURING LAST YEAR OF TERM:
     In case the Building shall be substantially destroyed by fire or other cause at any time during the last twelve months of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within sixty (60) days of the date of such destruction.

(c)  TENANT IMPROVEMENTS:
     Landlord will not carry insurance of any kind on any improvements paid for by Tenant as provided in Exhibit B or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

14.  WAIVER OF SUBROGATION:
     Whether a loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery (by way of subrogation or otherwise) for (i) any loss or damage to the real or personal property of either, or of any third party, located anywhere in the Building or on the Land, including the Building itself, arising out of or incident to the occurrence of any of the perils which would be covered by a fire and extended coverage (all risk) policy of insurance, and (ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which are of the type covered by a standard business interruption insurance policy or loss of rental income insurance policy. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party.

15.  INDEMNIFICATION:
     (a) Tenant shall indemnify and hold Landlord harmless from and against liabilities, damages, losses, claims, and expenses, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, clients or customers in or about the Building or Premises or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, clients or customers or other tenants of the Building.

     (b) Landlord shall indemnify and hold Tenant harmless from and against all liabilities, damages, losses, claims, and expenses, including attorneys' fees arising from any act, omission, or negligence of Landlord or its officers, contractors, licensees, agents, employees, clients, or customers in or about the Building or Premises, or arising from any breach or default under this Lease by Landlord. Except as provided in the foregoing sentence, Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by theft, or by any act or neglect of Tenant or any other tenant or occupant of the Building or any third parties. Except as provided in the foregoing sentence, in no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing, or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands or other similar cause in, above, upon or about the Premises or the Building.

16.  INSURANCE:

(a)  LIABILITY INSURANCE:
     Tenant shall, throughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability (occurrence form) insurance, including contractual liability insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury of death or property damage or loss with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate. Landlord and the Building manager shall be named as an additional insureds.

(b)  PROPERTY INSURANCE:
     Tenant shall, throughout the term of this Lease and any renewal thereof, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "All Risk" or "Special" coverage insurance (excluding earthquake and flood) on Tenant's Leasehold Improvements in an amount not less than one hundred percent (100%) of the replacement value thereof. As used in this Lease, "Tenant's Leasehold Improvements" shall mean any alterations, additions or improvements installed in or about the Premises by or with Landlord's permission or otherwise permitted by this Lease, whether or not the cost thereof was paid for by Tenant.

(c)  INSURANCE POLICY REQUIREMENTS:
     All insurance required under this Section 16 shall be with companies rated AV or better by A.M. Best or otherwise reasonably approved by Landlord. No insurance policy required under this Section 16 shall be cancelled or reduced in coverage except after thirty (30) days prior written notice to Landlord, except after ten (10) days prior written notice to Landlord in the case of non-payment of premium.

(d)  CERTIFICATE OF INSURANCE:
     Tenant shall deliver to Landlord prior to the Commencement Date, and from time to time thereafter, copies of policies of such insurance or certificates evidencing the existence and amounts of same and evidencing Landlord and the Building manager as additional insureds thereunder. In no event shall the limits of any insurance policy required under this Section 16 be considered as limiting the liability of Tenant under this Lease.

(e)  PRIMARY POLICIES:
     All policies required under Section 16(a) shall be written as primary policies and not contributing to or in excess of any coverage Landlord may choose to maintain.

17.  ASSIGNMENT AND SUBLETTING:

(a)  ASSIGNMENT OR SUBLEASE:
     Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease nor sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent, such consent is not to be unreasonably withheld, conditioned, or delayed except: (1) Landlord may withhold its consent if (i) in Landlord's judgment the nature of the proposed occupant, its business, experience or reputation in the community is not consistent with the maintenance or operation of a first-class office building, or (ii) the nature of the proposed occupant or its business is likely to cause disturbance to the normal use and occupancy of the Building; (2) Landlord may withhold in its absolute and sole discretion consent to any mortgage, hypothecation, pledge, or other encumbrance of any interest in this Lease or the Premises by Tenant or any subtenant; (3) Landlord may withhold its consent to the extent it deems necessary to comply with any restriction on use of the Premises, the Building, or the Land contained in any applicable laws or in any lease, mortgage, or other agreement or instrument by which the Landlord is bound or to which any of such property is subject; provided, however, that Landlord shall provide to Tenant a complete and accurate copy of the applicable portions of such agreement or instrument.

     No such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. No subtenant may assign its sublease without Landlord's consent. Each request for an assignment or subletting must be accompanied by a Processing Fee of $500 in order to reimburse Landlord for expenses, including attorneys fees, incurred in connection with such request ("Processing Fee"). Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

     Tenant may without Landlord's prior consent assign this Lease, in whole or in part, and may lease all or any part of the Premises, to (a) a parent or subsidiary of Tenant, the entity with which or into which Tenant may merge (whether or not Tenant is the survivor of that merger), an entity that is controlled by, controls or is under common control with Tenant, or an entity which acquires all of Tenant's assets; (b) so long as Tenant (as assignor or sublessor) is and remains principally and primarily liable for the obligations of Tenant under this Lease, and any assignee expressly assumes Tenant's obligations under this Lease by a written assignment provided to Landlord.

     For purposes of this Section 17, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or majority ownership of any sort, whether through the ownership of voting securities, by contract or otherwise.

(b)  TENANT TRANSFER OF LEASE:
     Except as to assignments, subleases or other transfers not requiring Landlord's consent as set forth above, if a Tenant is a corporation, partnership, or any other entity, any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of or power to vote a majority of its outstanding voting stock, partnership interests, or other ownership interests, shall constitute .an assignment for the purpose of this Section, except this provision shall not apply to publicly traded stock. If Tenant is a partnership, conversion of Tenant to a limited liability company or partnership or to a corporation (or to another entity by which the parties in Tenant would be relieved of liability to any creditors of Tenant) shall constitute an assignment for purposes of this Section. An assignment or sublease to an affiliate or subsidiary of tenant shall not constitute a transfer.

(d)  ASSIGNEE OBLIGATIONS:
     As a condition to Landlord's approval, any potential assignee otherwise approved by Landlord shall assume in writing all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants and conditions of this Lease.

(e)  SUBLESSEE OBLIGATIONS:
     Any sublessee shall assume all obligations of Tenant as to that portion of the Premises which is subleased and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants, and conditions of this Lease with respect to such portion of the Premises.

18.  SIGNS:

     Tenant shall not place or in any manner display any sign, graphics, or other advertising matter anywhere in or about the Premises or the Building at places visible (either directly or indirectly) from anywhere outside the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby. Landlord shall not unreasonably withhold its consent to normal Tenant signage within the Premises which is consistent in Landlord's opinion with the Building's image and signage and graphics program. Signage other than Building directory or building standard elevator lobby directory signage is at Tenant's sole expense.

19.  LIENS AND INSOLVENCY:

(a)  LIENS:
     Tenant shall keep its interest in this Lease, the Premises, the Land and the Building free from any liens arising out of any work performed and materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord harmless from any liability from any such lien, including without limitation liens arising from the work performed pursuant to Section IV of Exhibit B hereto. In the event any lien is filed against the Building, the Land or the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord and at Tenant's expense, immediately cause such lien to be released of record or furnish to Landlord a bond, in form and amount and issued by a surety reasonably satisfactory to Landlord, indemnifying Landlord, the Land and the Building against all liability, costs and expenses, including attorneys fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Premises arising from work done or materials provided to or for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, Tenant and the Premises and neither the Premises, the Building nor the Land nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

(b)  INSOLVENCY:
     If Tenant becomes insolvent or voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, Landlord at its option may terminate this Lease and Tenant's right of possession under this Lease and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding.

20.  DEFAULT:

(a)  CUMULATIVE REMEDIES:
     All rights of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction the violation or threatened violation of any of the covenants, agreements or conditions of this Lease.

(b)  TENANT'S RIGHT TO CURE:
     Tenant shall have a period of three (3) business days from the date of written notice from Landlord to Tenant within which to cure any default in the payment of Rent, Additional Rent and other sums due hereunder. Tenant shall have a period of twenty (20) days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder; provided, however, that with respect to any such default capable of being cured by Tenant which cannot be cured within twenty (20) days, the default shall not be deemed to be uncured if Tenant commences to cure within twenty (20) days and for so long as Tenant is diligently pursuing the cure thereof.

(c)  ABANDONMENT:

     Abandonment shall be defined as an absence from the Premises of five (5) days or more while Tenant is in default or Landlord otherwise reasonably determines that Tenant has abandoned the Premises and its interest under this Lease. Any abandonment by Tenant shall be considered a default with no right to cure, allowing Landlord to re-enter the Premises as hereinafter set forth.

(d)  LANDLORD'S REENTRY:
     Upon abandonment or an uncured default of this Lease by Tenant, Landlord, in addition to any other rights or remedies it may have, at its option, may enter the Premises or any part thereof, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change the Premises, Tenant remaining liable for any deficiency computed as hereinafter set forth. In the case of any default, reentry and/or dispossession all Rent and Additional Rent shall become due thereupon, together with such expenses as Landlord may reasonably incur for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental, together with interest thereon as provided in Section 37(f) hereof, accruing from the date of any such expenditure by Landlord. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant.

(e)  RELETTING THE PREMISES:
     At the option of Landlord, rents received by Landlord from such reletting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and Additional Rent due hereunder; second, to the payment of any costs and expenses of such reletting and including, but not limited to, attorneys fees, advertising fees and brokerage fees, and to the payment of any repairs, renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of Rent and Additional Rent due and to become due hereunder, and, if after so applying said Rents there is any deficiency in the Rent or Additional Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the dates specified herein. Any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the Rent thereof, and in no event shall Tenant be entitled to receive any excess of net Rents collected over sums payable by Tenant to Landlord hereunder. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach and default. Should Landlord terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the then present value of Rent and Additional Rent reserved in this Lease for the balance of the Term, as it may have been extended, over the then fair market rental value of the Premises for the same period, plus all court costs and attorneys fees incurred by Landlord in the collection of the same.

(f)  TRADE FIXTURES:
     Tenant shall have no right to, and Tenant agrees that it will not, remove any trade fixtures or movable furniture from the Premises (without comparable replacements) at any time while Tenant is in default hereunder.

21.  PRIORITY:
     (a) This Lease shall be subordinate to any first mortgage or deed of trust (and any other mortgage or deed of trust upon the written election of Landlord) now existing or hereafter placed upon the Land, the Building or the Premises, created by or at the instance of Landlord, and to any and all advances to be made thereunder and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"); provided, however, that notwithstanding any such subordination, as long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under, any mortgage or deed of trust, and no steps or procedures taken under such mortgage or deed of trust, shall affect Tenant's rights under this Lease or disturb Tenant's peaceful possession of the Premises.

     (b) Upon request Tenant shall attorn to the Holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage. Tenant shall properly execute, acknowledge and deliver instruments which the holder of any Landlord's Mortgage may reasonably require to effectuate the provisions of this Section.

22.  SURRENDER OF POSSESSION:
     Subject to the terms of Section 13 relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved (subject to Tenant's obligation to remove any Alterations or Changes if requested by Landlord pursuant to Section 11, above), reasonable use and wear and tear and damage from fire and other casualty not required to be repaired by Tenant, and from condemnation, excepted.

23.  REMOVAL OF PROPERTY:
     Tenant shall, prior to the expiration or earlier termination of this Lease, remove all of its movable personal property, telephone, data and computer cabling, and trade fixtures paid for by Tenant at the expiration or earlier termination of this Lease, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. All other improvements and additions to the Premises shall thereupon become the property of Landlord.

24.  NON-WAIVER:
     Waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of any payment hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the amount so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment.

25.  HOLDOVER:
     If Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable law. During such tenancy, except as otherwise agreed in writing by the parties, Tenant agrees to pay to Landlord the greater of (a) the then quoted rates for similar space in the Building or (b) one hundred twenty-five percent (125%) of the Rent and Additional Rent in effect upon the date of such expiration as stated herein, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent and Additional Rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Section 25 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant shall hold over after the expiration or earlier termination of this Lease without the written consent of Landlord, such occupancy shall be deemed an unlawful detainer of the Premises subject to the applicable laws of the state in which the Building is located and, in addition, Tenant shall be liable for any costs, damages, losses and expenses incurred by Landlord as a result of Tenant's failure to surrender the Premises in accordance with this Lease.

26.  CONDEMNATION:

(a)  ENTIRE TAKING:
     If all of the Premises or such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

(b)  CONSTRUCTIVE TAKING OF ENTIRE PREMISES:
     In the event of a taking of a material part of but less than all of the Building, where Landlord shall reasonably determine that the remaining portions of the Premises cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons), or if, in the opinion of Landlord, the Building should be restored in such a way as to alter the Premises materially, Landlord shall forward a written notice to Tenant of such determination not more than sixty, (60) days after the date of taking. The term of this Lease shall expire upon such date as Landlord shall specify in such notice but not earlier than the taking of possession pursuant to the taking.

(c)  PARTIAL TAKING:
     In case of taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If a portion of the Premises shall be so taken which renders the remainder of the Premises unsuitable for continued occupancy by Tenant under this Lease. Tenant may terminate this Lease by written notice to Landlord within sixty (60) days after the date of such taking and the term of this Lease shall expire upon such date as Tenant shall specify in such notice not earlier than thirty (30) days after the date of such notice.

(d)  AWARDS AND DAMAGES:
     Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property and leasehold improvements paid for by Tenant (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

27.  NOTICES:
     All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, or nationally recognized courier (such as Federal Express, DHL, etc.), postage prepaid, to Landlord and to Tenant at the Notice Addresses provided in Section l(m) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

28.  COSTS AND ATTORNEYS FEES:
     If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises, the losing party shall pay the substantially prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

29.  LANDLORD'S LIABILITY:
     Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord (and of any successor Landlord hereunder) to Tenant shall be limited to the interest of the Building, and Tenant agrees to look solely to Landlord's interest in the Building for the recovery of any judgment or award against the Landlord, it being intended that neither Landlord nor any member, principal, partner, shareholder, officer, director or beneficiary of Landlord shall be personally liable for any judgment or deficiency. Tenant hereby covenants that, prior to the filing of any suit for an alleged default by Landlord hereunder, it shall give Landlord and all mortgagees whom Tenant has been notified hold mortgages or deed of trust liens on the Land, Building or Premises notice and reasonable time to cure such alleged default by Landlord.

30.  ESTOPPEL CERTIFICATES:
     Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement prepared by Landlord stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Tenant accepted the Premises; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying to the extent true: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Landlord have been satisfied; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing claims, defenses or offsets which Tenant has against the enforcement of this Lease by Landlord; that the security deposit is as stated in the Lease; and such other matters concerning the status of this Lease as Landlord may reasonably request. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or the holder of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within twenty (20) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

31.  TRANSFER OF LANDLORD'S INTEREST:
     In the event of any transfers of Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, then upon assumption by the transferee of Landlord's obligations under this Lease, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to the transferee.

32.  RIGHT TO PERFORM:
     If Tenant shall fail to pay any sum of money, other than Rent and Additional Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Any sums paid by Landlord hereunder shall be immediately due and payable by Tenant to Landlord and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

33.  QUIET ENJOYMENT:
     Tenant shall have the right to the peaceable and quiet use and enjoyment of the Premises, subject to the provisions of this Lease, as long as Tenant is not in default hereunder.

34.  AUTHORITY:
     If Tenant is a corporation, limited liability company, limited liability partnership or limited or general partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution or consents of all appropriate persons or entities required therefor and in accordance with the formation documents of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. At Landlord's request, Tenant shall, prior to execution of this Lease, deliver to Landlord a copy of a resolution or consent, certified by an appropriate officer, partner or manager of Tenant authorizing or ratifying the execution of this Lease.

35.  HAZARDOUS MATERIALS:

(a)  TENANT OBLIGATIONS:
          (i) Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Premises or the Building, or any adjacent property, or in any improvements placed on the Premises, except only ordinary and general office supplies typically used in first-class downtown office buildings and only in such quantities or concentrations as allowed under applicable laws, rules and regulations . Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials, except only ordinary and general office supplies typically used in first-class downtown office buildings and only in such quantities or concentrations as allowed under applicable laws, rules and regulations. As used in this Section, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) pursuant to any statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all such statutes, regulations, rules and ordinances, and if Tenant fails to so comply Landlord may, after reasonable prior notice to Tenant (except in case of emergency) effect such compliance on behalf of Tenant. Tenant shall immediately reimburse Landlord for all costs incurred in effecting such compliance.

          (ii) Tenant agrees to indemnify and hold harmless Landlord against any and all losses, liabilities, suits, obligations, fines, damages, judgements, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by Landlord, or asserted in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Section 35, or (ii) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

(b)  LANDLORD OBLIGATIONS:
          Tenant acknowledges that the Premises may contain Hazardous Substances, and Tenant accepts the Premises and the Building notwithstanding such Hazardous Substances subject to the provisions of this subparagraph (b). If Landlord is required by any law to take any action to remove or abate any Hazardous Substances, or if Landlord deems it necessary to conduct special maintenance or testing procedures with regard to any Hazardous Substances, or to remove or abate any Hazardous Substances, Landlord may take such action or conduct such procedures at times and in a manner that Landlord deems appropriate under the circumstances, and Tenant shall permit the same; provided, however, that Landlord shall minimize any disturbance of Tenant's normal business operations. If any abatement or removal of such Hazardous Substances is caused by the act or omission of Tenant, or its Authorized Representative, Tenant shall bear the cost of such abatement or removal. Landlord, at its sole cost and expense, will remove the existing floor tiles and other materials which contain asbestos or Hazardous Substances from within the Premises to Tenant's reasonable satisfaction; provided, Tenant acknowledges and agrees that certain items (such as encapsulated asbestos covering pipes within walls and lead paint on original doors and trim) will not be removed. Landlord will indemnify Tenant from and against damage or injury caused by pre-existing Hazardous Substances in the Building or the premises.

36.  TELECOMMUNICATIONS LINES AND EQUIPMENT:

(a)  LOCATION OF TENANT'S EQUIPMENT AND LANDLORD CONSENT:
     (i) Tenant may install, maintain, replace, remove and use communications or computer wires, cables and related devices (collectively, the "Lines") at the Building in or serving the Premises, only with Landlord's prior written consent, which consent may not be unreasonably withheld. Tenant shall locate all electronic telecommunications equipment within the Premises or within the Building telephone closets or riser spaces, at Tenant's cost. Request for Landlord's consent shall contain detailed plans, drawings and specifications identifying all work to be performed, the time schedule for completion of the work, the identity of the entity that will provide service to the Lines and the identity of the entity that will perform the proposed work (which entity shall be subject to Landlord's approval). Landlord shall have a reasonable time in which to evaluate the request after it is submitted by Tenant.
     (ii) Landlord will consider the following factors, among others, in making its determination: (A) the experience, qualifications and prior work practice of the proposed contractor and its ability to provide sufficient insurance coverage for its work at the Building; (B) whether or not the proposed work will interfere with the use of any then existing Lines at the Building; (C) whether or not an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Building; (D) a requirement that Tenant remove existing abandoned Lines located in or servicing the Premises, as a condition to permitting the installation of new lines; (E) whether or not Tenant is in default of any of its obligations under this Lease; (F) whether the proposed work or resulting Lines will impose new obligations on Landlord, expose Landlord to liability of any nature or description, increase Landlord's insurance premiums for the Building, create liabilities for which Landlord is unable to obtain insurance protection or imperil Landlord's insurance coverage; (G) whether Tenant's proposed service provider is willing to pay reasonable monetary compensation for the 'use and occupation of the Building; and (H) whether the work or resulting Lines would adversely affect the Land, Building or any space in the Building in any manner.
     (iii) Landlord's approval of, or requirements concerning, the Lines or any equipment related thereto, the plans, specifications or designs related thereto, the contractor or subcontractor, or the work performed hereunder, shall not be deemed a warranty as to the adequacy thereof, and Landlord hereby disclaims any responsibility or liability for the same. Landlord disclaims all responsibility for the condition or utility of the.intra-building network cabling ("INC") and makes no representation regarding the suitability of the INC for Tenant's intended use.
     (iv) If Landlord consents to Tenant's proposal, Tenant shall (A) pay all costs in connection therewith (including all costs related to new Lines);
(B) comply with all requirements and conditions of this Section; (C) use, maintain and operate the Lines and related equipment in accordance with and subject to all laws governing the Lines and equipment. Tenant shall further insure that (I) Tenant's contractor complies with the provisions of this Section and Landlord's reasonable requirements governing any work performed; (II) Tenant's contractor provides all insurance required by Landlord; (III) any work performed shall comply with all Laws; and (IV) as soon as the work in completed, Tenant shall submit "as-built" drawings to Landlord.
     (v) Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed by Tenant in violation of these provisions, or which are at any time in violation of any laws or present a dangerous or potentially dangerous condition and were installed by Tenant within three (3) days after written notice.
     (vi) Upon Landlord's request, and notwithstanding anything in the above paragraphs, Tenant shall remove any Lines located in or serving the Premises and installed by Tenant promptly upon expiration or sooner termination of this Lease.

(b)  LANDLORD'S RIGHTS:
     Landlord may (but shall not have the obligation to):

     (i)       install new lines at the Building;
     (ii)      create additional space for Lines at the Building; and
     (iii) direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for any Lines now or hereafter installed at the Building by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines).

(c)  INDEMNIFICATION:
     In addition to any other indemnification obligations under this Lease, Tenant shall indemnify and hold harmless Landlord and its employees, agents, officers, and contractors from and against any .and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including reasonable attorneys' fees) arising out of or in any way related to the acts and omissions of Tenant, Tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to:
(i) any Lines or equipment related thereto installed by and serving Tenant in the Building; (ii) any personal injury (including wrongful death) or property damage arising out of or related to any Lines or equipment related thereto installed by and serving Tenant in the Building; (iii) any lawsuit brought or threatened, settlement reached, or governmental order, fine or penalty relating to such Lines or equipment related thereto; and (iv) any violations of Laws or demands of governmental authorities, or any reasonable policies or requirement of Landlord, which are based upon or in any way related to such Lines or equipment. This indemnification and hold harmless agreement shall survive the termination of this Lease.

(d)  LIMITATION OF LIABILITY:
     Except to the extent arising from the gross negligence or willful misconduct of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (I) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, or replacement, use or removal of Lines by or for other tenants or occupants at the Building, by any failure of the environmental conditions or the power supply for the Building to conform to any requirement of the Lines or any associated equipment, or any other problems associated with any Lines by any other cause;
(ii) any failure of any Lines to satisfy Tenant's requirements; or (iii) any eavesdropping or wire-tapping by unauthorized parties. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease.

(e)  ELECTROMAGNETIC FIELDS:
     If Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, Landlord reserves the right to require Tenant to appropriately insulate the Lines therefore (including riser cables) to prevent such excessive electromagnetic fields or radiation.

37.  GENERAL:

(a)  HEADINGS:
     Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(b)  SUCCESSORS AND ASSIGNS:
     All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective, successors and assigns.

(c)  PAYMENT OF BROKERS:
     Landlord shall pay the commissions due those real estate brokers or agents named in Section l(k). If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall indemnify and hold Landlord harmless against any liability in respect thereto, including Landlord's attorneys' fees and costs in defense of any such claim.

(d)  ENTIRE AGREEMENT:
     This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

(e)  SEVERABILITY:
     Any provision of this Lease which shall be held invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

(f)  OVERDUE PAYMENTS:
     Tenant acknowledges that a late payment of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, but not be limited, to, processing and accounting charges, and penalties imposed by terms of any contracts, mortgages or deeds of trust covering the Building. Therefore, in the event Tenant shall fail to pay any Rent, Additional Rent or other sums payable by Tenant under this Lease for seven
(7) days after such amount is due, then Tenant shall pay Landlord, as Additional Rent, a late charge ("Late Charge") equal to 5% of such amount owing, but not in excess of the highest rate permitted by law. In addition to any Late Charges which may be incurred hereunder, any Rent, Additional Rent or other sums payable by Tenant under this Lease which are more than thirty (30) days past due, shall bear interest at a rate equal to 18% per annum but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment ("Overdue Fee"); provided, however, the minimum Overdue Fee shall be $ 100.00.

     In addition, if payments are received by check or draft from Tenant, and two (2) or more of such checks or drafts are dishonored by the bank or other financial institution they were drawn upon in any twelve (12) month period, Landlord may thereafter require all Rent and other payments due hereunder from Tenant to Landlord to be made by bank cashier's or bank certified check or other similar means of payment and Landlord shall not be required to accept any checks or drafts of Tenant which do not comply with such requirements.

(g)  CONSENT AND DISCRETION:
     Whenever the consent of a party to this Lease is required, except where this Lease expressly provides otherwise, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever a party exercises its discretion under the terms of this Lease, except where this Lease provides that such party shall be entitled to exercise its sole discretion, that discretion shall be exercised reasonably.

(h)  FORCE MAJEURE:
     Except for the payment of Rent, Additional Rent and other sums payable by Tenant, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's reasonable control.

(i)  RIGHT TO CHANGE PUBLIC SPACES:
     Landlord shall have the right at any time, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building. Nevertheless, in no event shall Landlord diminish any service, change the arrangement or location of the elevators serving the Premises, make any change which shall diminish the area of the Premises, make any change which shall interfere with access to the Premises or change the character of the Building from that of a first-class office building.

(j)  GOVERNING LAW:
     This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

(k)  BUILDING DIRECTORY:
     Landlord shall maintain in the lobby of Building a directory which shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building.

(l)  BUILDING NAME:
     The Building shall be known by such name as Landlord may designate from time to time.

IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

TENANT:        Avenue A, Inc., a Washington corporation

               By:   /s/ Robert M. Littauer
                     -------------------------------
                     Robert M. Littauer
               Its:  Vice President of Finance and Administration

LANDLORD:      Samis Foundation,
               a Washington 501(c)(3) non-profit corporation

               By:   /s/ Eddie I. Hasson
                     -------------------------------
                     Eddie I. Hasson
               Its:  President

                         TENANT CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF KING         )

     THIS IS TO CERTIFY that on this 16 day of July 1999, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Robert M. Littauer, to me known to be Vice President of Finance and Administration respectively, of Avenue A, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.
     WITNESS my hand and official seal the day and year in this certificate first above written.

GIVEN under my hand and official seal the _______ day of ___________, 1999.


                                                    /s/ Patricia E. Baker
                                                    ----------------------------
                                                    SIGNATURE


                                                    ---------------------------
                                                    PRINTED NAME

Notary Public in and for the State of Wash, residing at Seattle

My Commission Expires: 9/9/00

                       LANDLORD CORPORATE ACKNOWLEDGMENTS

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     THIS IS TO CERTIFY that on this 20th day of July, 1999, before me, the undersigned, a notary public in and for the state of Washington duly commissioned and sworn, personally appeared Eddie I. Hasson, to me known to be the President respectively, Samis Foundation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.
     WITNESS my hand and official seal the day and year in this certificate first above written.
     GIVEN under my hand and official seal of the 20th day of July, 1999.

[SEAL OF NOTARY PUBLIC]
                                                    /s/ Jenny Smalley
                                                    ------------------------
                                                    SIGNATURE

                                                    Jenny Smalley
                                                    ----------------------------
                                                    PRINTED NAME

Notary Public in-and for the state of Washington, residing at Bremerton

My Commission Expires: December 4, 2002

                                  ADDENDUM 'A'

                            RIGHT OF EARLY OCCUPANCY

     This Early Occupancy Addendum ("Addendum")is attached to and made a part of that certain Lease Agreement (the "Lease") between Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord ") and Avenue A, Inc., a Washington corporation ("Tenant"). Defined terms used in this Addendum shall have the meanings given them in the Lease. In the event of conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall prevail.

     Landlord has agreed to allow Tenant to occupy space in the Building on a temporary basis while the tenant improvements in the Premises are being completed, subject to the terms and conditions contained herein. Accordingly, in consideration of the mutual covenants contained herein, Landlord and Tenant now agree:

     1. Tenant, its agents, and contractors shall be allowed access to the premises seven (7) days prior to the Commencement Date or other designated occupancy date, as the case may be, with no obligations to pay rent, for the purpose of planning, measuring and installing improvements such as telephone systems, computer cabling, etc. Landlord shall approve in writing the items to be installed, the plan and method of installation, and timing thereof, in advance. Tenant shall not interfere with Landlord's work taking place in or about the Premises. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all damage, claims, causes of action or liability (including actual attorneys' fees and costs) arising from Tenant's early occupancy.

                                  ADDENDUM 'B'

                              OPTION TO EXTEND TERM

Tenant is granted the right to extend the term of this lease for a total of one
(1) term of five (5) years, (which shall be referred to herein as "Extension Period"), on the same terms and conditions (except Rent) as set forth in this Lease. The right to extend (hereinafter referred to as the "Option") may be exercised only in the event the Tenant is not in default (past applicable cure periods) at the time said Option right is exercised, at the time the Extension Period is to commence, or more than three (3) times during the Term.

In the event Tenant wishes to exercise its Option to Extend, Tenant shall notify Landlord in writing no later than nine (9) months before the expiration of the then-lease term. If the above conditions are satisfied, Landlord and Tenant shall be bound to extend the term of the Lease on the same terms and conditions as the original Lease, except for the Minimum Monthly Rent, which shall be Market Rent (as defined herein).

"Market Rent" as used herein shall mean the then prevailing market rental rate on a level basis (i.e., both lease renewals and new leases) for office space of comparable quality, design and location in the Seattle Central Business District market area (I-5 to Elliott Bay, and from Lake Union to Union Station) for tenants occupying 25,000 square feet or more, taking into consideration the length of the Option term and tenant improvements paid for by Landlord and Tenant.

The parties shall negotiate in good faith to establish the Market Rent. If the parties are unable to agree on Market Rent within thirty (30) days after Tenant gives Landlord its notice exercising the Option (the "Notice Date"), then the Market Rent shall be determined by independent appraisers or by arbitration (as applicable) and each party shall promptly appoint a disinterested, independent appraiser who is a member of the American Institute of Real Estate Appraisers (an "Appraiser") and has at least ten (10) years experience appraising office rental properties in the Puget Sound area. If the Appraisers are unable to reach agreement about Market Rent within thirty (30) days after the Notice Date, then either party on notice to the other may request appointment of a single arbitrator by the American Arbitration Association ("AAA") in accordance with its then prevailing real estate valuation arbitration rules as modified by this Section. If the AAA does not appoint an arbitrator meeting the same qualifications of an Appraiser within thirty (30) days after the request, then either party may apply to the presiding judge of the King County Superior Court who, acting in his individual (not judicial) capacity, shall make the appointment.

Once the arbitrator is appointed, each Appraiser promptly shall submit his determination of Market Rent to the arbitrator. The arbitrator shall determine Market Rent (applying the definition stated above) within ten (10) days based solely on the materials submitted by the Appraisers and the determination shall not exceed or be less than the Market Rent determinations of the Appraisers. Each party shall bear the expense of retaining its Appraiser. The fees and expenses of the arbitrator and other expenses of the arbitration shall be borne equally by the parties. The arbitrator's determination of Market Rent shall be final and binding on the parties. Judgment upon the determination of Market Rent rendered by the arbitrator may be entered in any court having jurisdiction.

                                  ADDENDUM 'C'

                              EXPANSION OF PREMISES

FLOOR 4 TO BE OCCUPIED:
     The Premises shall include the entire fourth floor, as shown on Exhibit A as of March 1, 2000. If Tenant occupies any portion of the fourth floor prior to March 1, 2000, except pursuant to Addendum A rent and all other charges due under this Lease applicable to such space will become due upon such occupancy, prorated for partial months, as set forth in Section l(h) above.

                                  ADDENDUM 'D'

                                     PARKING

PERMANENT PARKING:

Landlord will make available to Tenant one and one-half (1-1/2) parking stalls per 1,000 rentable square feet of the Premises at either the Morrison Hotel Parking Garage (also known as Smith Tower Parking Garage) or the Butler Garage, at Tenant's election, throughout the term of the Lease at the going market rate. The Butler Garage will undergo a full remodel and expansion in 2000. Interim parking will be provided at the Ampco Parking lot across the street from the Smith Tower or at the Union Station parking lot which is the next stop south on the bus tunnel.

                                    EXHIBIT A
                         OUTLINE DRAWING OF THE PREMISES

[FLOOR PLAN]

                       THE ABOVE FLOOR PLAN REPRESENTS THE
                        FLOOR PLATE FOR FLOOR 4, 7,8 & 9

                                    EXHIBIT B
                               TENANT IMPROVEMENTS

                              WORK LETTER AGREEMENT

                                  (Page 1 of 3)

Work Letter Agreement ("Agreement"),dated as of the 16 day of July, 1999, by and between Samis Foundation, a Washington 501(c)(3) non- profit corporation ("Landlord"), and Avenue A, Inc. a Washington corporation ("Tenant").

Concurrently with the execution of this Agreement, Landlord and Tenant have entered into a lease ("Lease") covering certain premises ("Premises") more particularly described in Exhibit A attached to the Lease.

As part of the Lease and the consideration therefore, Landlord and Tenant hereby agree as follows:

1.   COMPLETION SCHEDULE

          1.1 Attached is a schedule ("Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements to be constructed in the Premises prior to the commencement Date of the Lease. The Work Schedule sets forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be the basis for completing the Tenant Improvement work. Landlord and Tenant shall each exert their good faith, reasonable and diligent efforts to achieve completion or approval of the matters described in the Work Schedule on or before the dates set forth therein; and Landlord and Tenant each agree to promptly and diligently respond to all questions and concerns raised by architects, engineers and other consultants in connection therewith.

2.   TENANT IMPROVEMENTS; TENANT IMPROVEMENT PLANS

          2.1 In this Agreement "Tenant Improvements" shall include all work to be done in the Premises, beyond the definition of Building Shell, as outlined in Exhibit B-l attached hereto, and pursuant to the Tenant Improvements Plans described in and developed in accordance with this
     Section 2, as modified by Tenant pursuant to Section 3. Landlord and Tenant shall prepare Schematic Space Plan for the Tenant Improvements in accordance with the Work Schedule, upon which Schematic Space Plan, Landlord and Tenant shall then prepare the Tenant Improvements construction documents, (i.e., final working drawings and specifications for the Tenant Improvements) for the approval of Landlord and Tenant in accordance with the Work Schedule, which Tenant Improvements construction documents shall then constitute the "Tenant Improvements Plans".

          2.2 After determination of the Tenant Improvements Plans, the same shall be submitted to the appropriate governmental body for plan checking and issuance of necessary permits and approvals. Landlord, with Tenant's cooperation, shall cause to be made any changes in the Tenant Improvements Plans necessary to obtain such permits and approvals.

          2.3 Tenant agrees to utilize Building Standard materials as set forth in Exhibit B-2 attached hereto.

3.   TENANT REQUESTED CHANGES TO TENANT IMPROVEMENTS PLANS

          3.1 After determination of the Tenant Improvements Plans, Tenant may, at Tenant's election, request revisions, modifications, changes and amendments to the Tenant Improvements Plans; and, subject to Landlord's consent and approval, in the exercise of Landlord's reasonable discretion, the Tenant Improvements Plans shall be so revised, provided, however, that all costs relating to re-design of the Tenant Improvements for such change, costs for changes to the Tenant Improvements Plans, additional permitting or fees which may be required in connection with such change, and any increased Tenant Improvements construction costs shall be paid by Tenant. Additionally, delays resulting from any such changes together with the time period for the preparation of estimates and review and approval by Landlord and Tenant shall constitute a Tenant Delay in accordance with the provisions of Section 7 herein. If approved by Landlord, changes to the Tenant Improvements Plans shall be evidenced by written change order signed by Landlord, Tenant and the construction contractor. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvements Plans if such changes are inconsistent with the other provisions of this Agreement or if the change would, in Landlord's opinion, delay completion of the Tenant Improvements beyond the Commencement Date.

4.   DETERMINATION OF FINAL PRICING

          4.1 After the determination of the Tenant Improvements Plans, Landlord shall prepare a final pricing for Tenant's approval in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvements Plans required by such governmental body in connection with the issuance of permits and approvals.

5.   CONSTRUCTION OF TENANT IMPROVEMENTS

          5.1 Landlord shall cause the Tenant Improvements to be substantially completed sufficient for the issuance of a temporary certificate of occupancy for the Premises on or before the Commencement Date of the Lease in accordance with the provisions set forth in this Work Letter. Landlord shall supervise the completion of such work and shall use diligent efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Section 6.

          5.2 In connection with the construction of the Tenant Improvements, Landlord and Tenant shall arrange for Tenant to have access to the Premises commencing approximately ten (10) days prior to the estimated date for substantial completion shown on the Work Schedule, in order to allow Tenant to install systems furniture/workstations, telephone lines and telephone systems, fiber optics, computer cabling, and related similar matters, and, on a "space ready" basis only, to commence installation of Tenant's trade fixtures. Tenant shall schedule installation of such items with Landlord and Landlord's contractor so as not to unreasonably impede, interfere with or delay the progress of construction of the Tenant Improvements; and Tenant shall perform such installation in accordance with guidelines promulgated by Landlord's contractor. Delay, interference or damage arising out of Tenant's installation of such items shall constitute a Tenant Delay under Section 7. Any and all costs of installation of such items shall be at Tenant's sole cost and expense.

          5.3 During the period of construction of the Tenant Improvements, Landlord shall consult with Tenant from time to time as necessary to achieve approval of certain matters and installations related to the Tenant Improvements. Such approvals shall be forthcoming from Tenant within a reasonable time period as requested by Landlord, which time period shall enable Landlord to maintain the schedule for substantial completion of the Tenant Improvements stated in the Work Schedule. Failure of Tenant to respond within such requested time period shall constitute a Tenant Delay.

                                    EXHIBIT B
                               TENANT IMPROVEMENTS

                              WORK LETTER AGREEMENT

                                  (Page 2 of 3)

          5.4 During the period of construction of the Tenant Improvements, Landlord and Tenant shall meet at regular meetings occurring at least once monthly regarding the status of the construction and occurring at least once weekly during the final month of construction. If timely, matters requiring Tenant's approval may be determined at such meetings and decisions shall be reflected in the minutes of such meetings.

6.   PAYMENT OF COST OF THE TENANT IMPROVEMENTS

          6.1 Tenant is entitled to a "Tenant Improvement Allowance" of $25.00 per rentable square foot. Rentable square footage is identified as 44,112 square feet. Such tenant allowance shall be used for:

               6.1.1 Payment of the cost of preparing the space plan and final working drawings and specifications including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans.

               6.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

               6.1.3 Construction of the Tenant Improvements, including without limitation the following:

                         6.1.3.1 Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

                         6.1.3.2 All electrical wiring, installation of building standard lighting fixtures, outlets and switches and other electrical work to be installed within the Premises.

                         6.1.3.3 The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after hours heating, ventilation and air conditioning.

                         6.1.3.4 Any additional Tenant requirements including but not limited to odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems.

                         6.1.3.5 All fire and life safety control systems such as fire walls, halon, fire alarms, including piping, wiring and accessories installed within the Premises, except fire sprinklers.

                         6.1.3.6 All plumbing, fixtures, pipes and accessories to be installed within the Premises.

                         6.1.3.7   Testing and inspection costs.

                         6.1.3.8 Contractor's fees, including but not limited to any fees based on general conditions.

                         6.1.3.9   All applicable Washington State sales taxes.

                         6.1.3.10 All demolition and patching of existing walls, doors, relites, electrical, floor covering, lighting, etc. are included in the allowance. Landlord shall bear the cost of abatement of any hazardous materials disturbed as a result of the tenant improvements.

          6.2 The cost of each item shall be charged against the Tenant Improvement Allowance. In the event that the cost of installing the Tenant Improvements, as established by the final pricing schedule to be determined by Landlord and Tenant, exceeds the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Improvement Allowance, then at Tenant's option, the excess of up to $10.00 per rentable square foot or $441,120 shall be paid by Tenant to Landlord over the term of the lease. This excess of up to $441,120 shall be amortized over the term of the lease at an interest rate of 10%, and tenant shall pay Landlord this monthly amortized amount as additional rent. In the event excess Tenant Improvement costs exceed the Tenant Improvement Allowance and the amount to amortized of $10.00 per rentable square foot, or $441,120, then this excess shall be paid in full by Tenant to Landlord not later than ten (10) days after invoice from Landlord to Tenant for same.

          The parties acknowledge that Tenant may apply for a sales tax exclusion or abatement available to certain businesses for certain equipment and improvements. Landlord shall reasonably cooperate with Tenant to apply for and implement same if it is available to Tenant.

          6.3 If, after the Tenant Improvement Plans have been established and the final pricing has occurred, Tenant shall require changes or substitutions to the Tenant Improvement Plans, any additional costs thereof shall be paid by Tenant to Landlord not later than ten (10) days after invoice from Landlord to Tenant for the same. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement Plans if such changes are inconsistent with the other provisions of this Agreement or if the change would, in Landlord's opinion, delay completion of the Tenant Improvements beyond the Commencement Date.

          6.4 In the event that the cost of the Tenant Improvements increases as set forth in Landlord's final pricing due to the requirements of any governmental agency and such increases exceed any available remaining amount of the Tenant Improvement Allowance, Tenant shall pay Landlord the amount of such increase within ten (10) days after receipt of Landlord's invoice for the same.

7.   SUBSTANTIAL COMPLETION

          7.1 The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises remain to be performed (items normally referred to as "punch list" items). Landlord shall proceed with all due diligence to complete the punch list items as soon as reasonably possible.

                                    EXHIBIT B
                               TENANT IMPROVEMENTS

                              WORK LETTER AGREEMENT

                                  (Page 3 of 3)

8.   TENANT REPRESENTATIVE

          8.1 Tenant shall appoint, within thirty (30) days of lease signing, a Tenant's Representative to act for Tenant in all matters under this Agreement. All inquiries, requests, instructions, authorizations and other communications under this Agreement may be made by Landlord to Tenant's Representative. Tenant may change the identity of Tenant Representative by notice in writing to Landlord.

9.   SIGNAGE DURING CONSTRUCTION

          9.1 During the construction period, to the extent permitted by the City of Seattle, Landlord may provide such signage stating the future tenancy of Tenant as Landlord deems appropriate.

10.  WARRANTIES

          10.1 Landlord shall obtain from all contractors and subcontractors providing material and labor in the construction of the Tenant Improvements all commercially reasonable warranties (including manufacturers' warranties) for their respective materials or labor which are available from such contractors or subcontractors. All such warranties shall be in writing and shall run to Landlord. To the extent there exists any defect in the Tenant Improvements, which is covered by the warranties obtained under this Section, Landlord shall seek to enforce such warranties in accordance with their terms.

11.  GENERAL

          11.1 The provisions of the lease and of the Exhibits hereto are made a part of this Agreement. The parties shall execute such further documents and instruments and take such other further actions as may be reasonably necessary to carry out the intent and provisions of this Agreement.

                                    EXHIBIT B
                                   (continued)

                                 Avenue A, Inc.

                                  WORK SCHEDULE

---------------------------------------------------------------------------------
ACTION                                RESPONSIBILITY       COMMENCE     COMPLETE
---------------------------------------------------------------------------------
Select Space Planner                 Tenant & Landlord     Complete     Complete
---------------------------------------------------------------------------------
Prepare Schematic Space Plans        Tenant                Complete     Complete
---------------------------------------------------------------------------------
Approval of Schematic Space Plans    Tenant & Landlord      7-1-99       7-8-99
---------------------------------------------------------------------------------
Contractor Budgeting based on        Landlord               7-1-99       7-9-99
Schematic Space Plans
---------------------------------------------------------------------------------
Approval of Preliminary Budget       Tenant                7-12-99      7-15-99
---------------------------------------------------------------------------------
Prepare TI Construction Documents    Tenant                 7-8-99      7-19-99
---------------------------------------------------------------------------------
Approval of TI Construction          Tenant & Landlord     7-19-99      7-21-99
Documents
---------------------------------------------------------------------------------
Building Permit Submittal/City       Landlord              7-21-99      7-21-99
Review
---------------------------------------------------------------------------------
Contractor Bidding                   Landlord              7-20-99      7-27-99
---------------------------------------------------------------------------------
Receive Bid(s) for TI Construction   Landlord              7-27-99      7-28-99
---------------------------------------------------------------------------------
Approve Construction Costs           Tenant                7-28-99      7-30-99
---------------------------------------------------------------------------------
Execute Construction Contract        Landlord               8-2-99       8-3-99
---------------------------------------------------------------------------------
Select Carpet and other Finishes     Tenant                 7-8-99      7-19-99
---------------------------------------------------------------------------------
Construct Tenant Improvements        Landlord              7-19-99      10-1-99
---------------------------------------------------------------------------------
Substantial Completion               Landlord              10-1-99      10-1-99
---------------------------------------------------------------------------------
Commencement Date                    Tenant & Landlord     10-1-99      10-1-99
---------------------------------------------------------------------------------

                                  EXHIBIT 'B-1'
                                  (Page 1 of 2)

DEFINITION OF BUILDING SHELL - GENERAL CONDITIONS

     . New slab infills are included to provide larger floor plates and to improve circulation.

     . Vertical shafts for new HVAC mechanical, electrical, fire protection systems and stairs will be installed as required through the 21st floor.

     .    One new stairwell will be added to the tower serving floors 3 through
          21. The existing north stairwell will remain and will continue to service these floors, as well as the upper floors.

     . Common areas to be finished during shell construction include the elevator lobbies on all floors 2 - 21, handicap restrooms and mechanical/electrical rooms. Balance of floor will be in its "as is" condition.

     . New unisex rest rooms will be installed on floors 3 to 21 to meet building code. Restrooms on floors 3 through 21 are to remain as existing.
     . Existing interior doors will be reused as is practical to preserve the character of the building.

     .    Existing historic operable windows in the Smith Tower will remain.

     .    Elevator lobbies finished to building standard.

EXTERIOR WALLS

     . Retaining the existing exterior walls and window systems will preserve the historic character of the building.

HVAC

     . Four-pipe, high-rise, vertical fan coils will provide cooling and heating. Twenty One (21) zones per floor will allow for maximum comfort conditions.

     .    Main heating energy will be produced via natural gas.

     .    Two 433-ton high-efficiency water-cooled chillers

     . Plate and frame heat exchanger to provide water-side economizer capacity per WSEC

     . Central toilet exhaust system utilizing quiet utility-set type rooftop centrifugal fan, sized for twenty-five percent (25%) future growth allowance

     . Direct digital controls provide accurate temperature control, minimizing drift and overshoot; heating signals are "pulsed" to exactly match load requirements

     . Extremely efficient centrifugal water chillers will provide the cooling energy.

     . Decoupled, variable speed controlled chilled water and hot water pumping.

     . Provisions for the addition of future cooling capacity is provided for special use machine rooms, equipment rooms, computer rooms, etc.

     . Within the historic Smith Tower, the windows will remain operable, satisfying requirements for fresh air ventilation on a 24- hour basis. Smith Tour will seal individual windows as requested by Tenant.

LIGHTING

     . Lighting is included in main lobby, stairwells, elevator, mechanical and utility rooms and other core areas and as required by code.

     . An upgraded electrical system is included to service the building (4000 amps, 480 volts). New service is included at each floor sized for contemporary office loads.

     . Common area light fixtures will be upgraded to enhance lighting and the character of the building.

     . Landlord will purchase building standard fixtures for the interior of the premises in an allowance of 1 lineal foot of light fixture per every 20 unfinished square feet of tenant space. Installation of these fixtures will be included in the tenant improvement allowance.

                                  EXHIBIT 'B-1'
                                  (Page 2 of 2)

LIFE SAFETY

     . The space will be fully sprinkled for fire and life safety in an open office configuration. Additional sprinkler heads required by partitioning is a tenant improvement cost.

     .    Exit signs at all stairwells.

     . Smoke detectors as required by code. Additional smoke detectors required by partitioning is a tenant improvement cost.

     . Visible and audible fire alarms as required by code. Additional fire alarms required by partitioning is a tenant improvement cost.

COMMUNICATION SYSTEM

     . Telephone and data communications to each floor will include Tl, T3 and fiber optic access.

     .    Conduit and sleeves to link voice/data backboards floor to floor.

     . Communication raceways are included from the phone company vault to a central communication room and from the communication room to a location on each floor

     . Communication Improvements are based upon the following design criteria:

          A.   Telecommunications Cabling Design Criteria:

               1.        Cu Riser Sizing- 100 pair per 1OK square feet plus 50%

               2.        F.O. riser Sizing        6 strands per 1OK square feet

          B.   Telecommunications Rooms sizing-

               1.        MDF  0.06% of total building square feet = 150 square
                                                                    feet minimum

               2.        Stacked IDF/Electrical room      80 square feet minimum

ELEVATORS AND FREIGHT FACILITIES

     . The Smith Tower has an elevator dedicated exclusively for freight on a scheduled basis.

     .    The alley accesses the loading area.

SECURITY ACCESS

     . Card key system will access building garages(s), office building and inter-connecting stairwell through single card. Tenant will pay for inter-connecting stair card readers.

ELECTRICAL

     . New 480 volt service distributed to electrical room on every other floor distribution from the electrical room is a tenant improvement cost.

                                  EXHIBIT 'B-2'
                                  (Page 1 of 3)

                        DEFINITION OF BUILDING STANDARDS

Building Standards shall be defined as follows:

DEMISING WALLS

Existing:
..    Existing clay tile/plaster walls or metal stud/drywall walls if consistent with space plan.
..    Patch to a smooth surface to receive paint.
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI space. Optional colors per lines 11,14,15,16 or l7.

New:
..    3-1/2", 25-guage metal studs, one layer 5/8" drywall on finish side of wall, taped smooth to receive paint. Drywall installed on other side of wall when adjacent space is occupied.
..    Height from floor slab to underside of structure above fitted tight to finish ceiling surfaces including beams and coffers.
..    3-1/2" unfaced fiberglass batt insulation between studs full height
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI Space. Optional colors per lines 1l,14,15,16 or l7.

INTERIOR PARTITIONS

Existing:
..    Existing clay tile/plaster walls or metal stud/drywall walls if consistent with space plan.
..    Patch to a smooth surface to receive paint.
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI Space. Optional colors per lines 11,14,15,16 or 17.

New:
..    3-1/2", 25-guage metal studs, one layer 5/8" drywall each side of stud, taped smooth to receive paint.
..    Height from floor slab to underside of structure above fitted tight to finish ceiling surfaces including beams and coffers.
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI space. Optional colors per lines 1l,14,15,16 or l7.

EXTERIOR WALLS AND CORE AREA WALLS

..    Patch to a smooth surface to receive paint.
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI Space. Optional colors per lines ll,14,15,I6 or 17.

INTERIOR COLUMNS

..    Patch to a smooth surface to receive paint or fur with metal framing and
     5/8 drywall taped smooth to receive paint.
..    Height from floor slab to underside of structure above fitted tight to finish ceiling surfaces including beams and coffers.
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI Space. Optional colors per lines 11,14,15,16 or 17.

CEILINGS

..    Patch existing beams and coffers to a smooth surface to receive paint.
..    One coat PVA sealer and one coat interior latex paint per Room Finish
     Legend, TI Space colors per lines 12 and 13.

                                  EXHIBIT 'B-2'

                                  (Page 2 of 3)

INTERIOR DOOR

..    Reuse existing metal doors, casing and hardware from building stock.
..    Existing painted wood grain finish must be maintained in elevator lobbies and will be maintained in other areas.
..    Alternatively, doors (except in elevator lobby) and casing may be re-painted per Room Finish Legend, TI Space, frame and casing color per line 9 and door color per line 10 (provided the wood grain paint has already been painted over).
..    Alternate hardware, with bronze finish may be used if approved by Landlord.

WINDOW FRAMES

..    Existing painted wood grain finish will be maintained.
..    Alternatively, window frames may be re-painted per Room Finish Legend, TI
     Space, color per line 9.

WALL BASE

..    Existing base will be maintained in existing painted wood grain finish.
..    Alternatively, existing base or new MDF base (profile to match existing)
     can be re-painted per Room Finish Legend, TI Space, color per line 8.
..    Rubber base in utilitarian areas per Room Finish Legend, TI Space, line 4.

FLOOR COVERING

..    Carpet is Carnegie W612 Stonehaven, color options per Room Finish Legend,
     TI Space, lines 5,6 and 7.
..    VCT for utilitarian areas is Armstrong or Mannington per Room Finish
     Legend, TI Space, lines 21,22, and 23.

PLASTIC LAMINATE (IF USED)

..    Plastic laminate selection is Pionite per Room Finish Legend, TI Space, lines 18,19, and 20.

HEATING AND AIR CONDITIONING DISTRIBUTION

..    HVAC system to and including fan coil box installed under shell construction.
..    Any distribution required due to space configuration shall be tenant improvement construction.
..    Ductwork shall be exposed round sheet metal routed neatly in the open ceiling space.
..    Include diffusers, returns if necessary, and remote thermostats if desired.

LIGHT FIXTURES

..    Light fixtures are ceiling hung direct/indirect linear fluorescent fixtures with T-8 lamps. Light fixtures are stocked on the floor in a quantity of one (1) lineal foot of fixture per 20 SF of unfinished space.
..    Electrical routing for fixtures through existing raceway system or new neatly organized raceway system in exposed ceiling space.

CONDUIT/DATE LINES

..    Power distribution and phone data distribution throughout the space shall be routed along the walls or overhead in a neat and orderly manner by a raceway system approved by Landlord.

                                  EXHIBIT 'B-2'
                                  (Page 3 of 3)

                               ROOM FINISH LEGEND
                                    TI SPACE

BASE
          LINE #   ITEM #    COLOR ID
         ------------------------------------------
            3      Base-1    IP-10, MDF profile to
                             match existing
         ------------------------------------------

FLEXCO BASE (WALLFLOWERS - WF-071)
          LINE #   ITEM #    COLOR ID
         ------------------------------------------
            4      RB-1      Black-Brown
         ------------------------------------------

CARPET (CARNEGIE, W612 STONEHAVEN)
          LINE #   ITEM #    COLOR ID
         ------------------------------------------
            5      CPT-3     Copper Penny (3889)
         ------------------------------------------
            6      CPT-4     Basket Weave (3880)
         ------------------------------------------
            7      CPT-5     Lava Stone (3773)
         ------------------------------------------

PAINT (SHERMAN WILLIAMS - SW       BENJAMIN MOORE - BM            CRESLITE -CL)
           Line #  Item #    Color ID          Mfgr.            Product                 Location
         -------------------------------------------------------------------------------------------------------
             8     IP-10    #661(Rev 2)         CL       Dtm alkyd semigloss    Paint at base in TI spaces
         -------------------------------------------------------------------------------------------------------
             9     IP-11    #661 Statuary       CL       Metallic with enamel   Paint at window and door trim
                                                                base
         -------------------------------------------------------------------------------------------------------
            10     IP-12      #2820             SW        Latex Semi-Gloss      Paint at doors
         -------------------------------------------------------------------------------------------------------
            11     IP-13      #1522             SW           Latex Satin        Paint at walls - typical
         -------------------------------------------------------------------------------------------------------
            12     IP-14      #1131             SW        Latex Semi-Gloss      Paint at beams in ceiling
         -------------------------------------------------------------------------------------------------------
            13     IP-15       #323             BM              Satin           Paint at ceiling, Note:
                                                                                Sprinkler pipes to match ceiling
         -------------------------------------------------------------------------------------------------------
            14     IP-16      #1550             BM              Satin           Paint option for wall in TI
                                                                                Space
         -------------------------------------------------------------------------------------------------------
            15     IP-17      #2206             SW              Satin           Paint option for wall in TI
                                                                                Space
         -------------------------------------------------------------------------------------------------------
            16     IP-18      #1128             SW              Satin           Paint option for wall in TI
                                                                                Space
         -------------------------------------------------------------------------------------------------------
            17     IP-19       #928             BM              Satin           Paint option for wall in TI
                                                                                Space
         -------------------------------------------------------------------------------------------------------

PLASTIC LAMINATE (PIONITE)
           Line #  Item #    Color ID          Mfgr.            Product                 Location
         -------------------------------------------------------------------------------------------------------
            18     P-Lam 1    Sage                               SV720-S        Plastic Laminate option for
                                                                                casework
         -------------------------------------------------------------------------------------------------------
            19     P-Lam 2   Greige                              SG210-S        Plastic Laminate option for
                                                                                casework
         -------------------------------------------------------------------------------------------------------
            20     P-Lam 3    Slate                              SG228-S        Plastic Laminate option for
                                                                                casework
         -------------------------------------------------------------------------------------------------------

VCT TILE (ARMSTRONG - ARM MANNINGTON - MAN)
          Line #   Item #      Color ID        Mfgr.            Product                 Location
         -------------------------------------------------------------------------------------------------------
            21     VCT-1    Sandrift White     ARM              51858           Floor Tile
         -------------------------------------------------------------------------------------------------------
            22     VCT-2   Earthstone Greige   ARM              51804           Floor Tile
         -------------------------------------------------------------------------------------------------------
            23     VCT-3      Verde Medley     ARM                405           Floor Tile
         -------------------------------------------------------------------------------------------------------

                                    EXHIBIT C
                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the exterior or in any area visible from the exterior of the Building without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant. At the expiration or termination of Tenant's Lease, Tenant, at Tenant's sole cost and expense, shall remove all tenant-installed signage and repair and paint any and all damage resulting from installation and/or removal of said signage.

2. Tenant shall not install any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises except building-standard drapes approved by Landlord. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, lobbies, halls, passages, exits, entrances, elevators, or stairways of the Building. The halls, passages, exits, entrances, lobbies, elevators, and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its Tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's prior written consent.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants' business only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises, unless otherwise provided in the Lease, shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage to any tenant's property by the janitor or any other employee or any other person.

6. Landlord shall furnish Tenant with an appropriate number of keys to each door lock in the Premises and to the main entrance door of the Building and Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon termination of its tenancy, shall deliver to Landlord all keys to all doors which have been furnished to Tenant, and in the event of loss, of any keys so furnished, shall reimburse Landlord for the cost of any new lock(s) required due to such loss.

7. Tenant shall not install computer cabling, telephone, burglar alarm or similar services without Landlord's approval for installation of same. Upon termination of Tenant's tenancy, at Landlord's option, Tenant shall remove any equipment and/or services from the Premises and shall restore the Premises to its condition prior to such installation.

8. Freight elevator(s), if any, shall be available for use by ail tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the passenger elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight of such objects. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's sole cost and expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, nor shall Tenant bring into or keep in or about the Premises any animals, including dogs (except seeing-eye dogs)

11. Tenant shall not use any method of heating other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning, and Tenant agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning system and to comply with any governmental energy-saving rules, laws or regulations, of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor and exterior doors closed and shall close windows and window coverings at the end of each business day.

13. The name of the Building is the Smith Tower Building. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sunday and legal holiday's any person, unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, electricity, copiers and other office equipment, including coffee pots, etc., before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

                                    EXHIBIT C
                                  (Page 2 of 2)

16. The toilet rooms, toilet urinals, wash bowl and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expenses of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant, or employees or invitees of the tenant, who shall have caused it.

17. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

18. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the building are prohibited, and each tenant shall cooperate to prevent same.

19. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building except as permitted in the Lease. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Landlord reserves the right to direct electricians as to where and how telephone, computer or other wiring or cabling are to be introduced to the Premises. Tenant shall not cut nor bore holes for wiring or cabling without Landlord's prior written consent, said consent shall not be unreasonably withheld. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliancc with this rule.

21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of alcohol or drugs or who is in violation of any of the Rules and Regulations of the Building.

22. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be make in accordance with directions issued from time to time by Landlord. All garbage over and above normal (i.e., major-delivery wrappings, etc.) shall be at Tenant's sole cost and expense. Tenant agrees to cooperate with Landlord in recycling programs as may be established from time to time by Landlord.

23. The Premises shall not be used for lodging nor for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by Tenant on the Premises, except tenant's use of Underwriters Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, and microwave ovens shall be permitted; that such equipment and use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules and regulations and does not cause objectionable odor.

24. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business or Tenant except as Tenant's address.

25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

26. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

27. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office of the Building without special instructions from Landlord.

28. Tenant and Tenant's employees shall not park vehicles in any parking areas designated by Landlord as reserved parking areas or as visitor parking areas. Tenant shall not park any vehicles in the building parking areas other than automobile, motorcycles, motor-driven or nonmotor- driven bicycles or four-wheeler trucks.

29. Tenant and Tenant's delivery personnel shall utilize loading zones and delivery entrances for all deliveries. Any damage to the Building or Premises resulting from Tenant's deliveries shall be repaired at the sole cost and expense of the Tenant.

30. Tenant and Tenant's delivery personnel shall not use in any space or in the common areas of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring vehicles of any other kind into the Building.

31. All moving of furniture or other equipment shall be done so as to have minimal impact on other tenants' and visitors' use of elevators, common areas, and parking facilities.

32. The Building is a nonsmoking building. Smoking in the Building is prohibited.

33. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

34. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

35. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable Rules and Regulations which are adopted.

36. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (this "First Amendment"), dated October 28, 1999, is attached to and made a part of that certain Lease Agreement dated July 16, 1999 (the "Lease") by and between Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord") and Avenue A, Inc. a Washington corporation ("Tenant").

     WHEREAS, The parties have agreed that the total for excess Tenant Improvement costs and the monthly amortization amount, as set forth in Exhibit B, Paragraph 6.2 of the Lease has been determined. Accordingly, in consideration of the mutual covenants contained herein, Landlord and Tenant now agree:

1.   Paragraph 1.h. shall be amended to read:

     Rent: Total Monthly rent shall be the total of Per Month Rent Amount plus Excess T.I, Amortization.

                                 PER MONTH       EXCESS T.I.    TOTAL RENT
                                RENT AMOUNT     AMORTIZATION     PER MONTH
                                -----------     ------------    ----------
               Month 1-6
               Month 7-12*
               Month 13-24
               Month 25-36
               Month 37-48
               Month 49-60

* Rent amount will increase to $83,629.00 per month (plus excess T.l. amortization) upon occupancy of the 4th floor, if earlier than March 1, 2000, per Addendum, C "Expansion of Premises," of the Lease.

Defined terms used in this Amendment shall have the meanings given them in the Lease. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

All other terms and conditions of the aforementioned Lease shall remain in full force and effect.

Dated this 28 day of October 1999.

Landlord:                                     Tenant:
Samis Foundation, a Washington 501 (c)(3)     Avenue A, Inc.
non-profit Corporation                        a Washington corporation

/s/ Eddie I. Hasson                           /s/ Robert M. Littauer
-----------------------                       ----------------------------------
By : Eddie I. Hasson                          By : Robert M. Littauer
Its: President                                Its: Vice President of Finance and
                                                   Administration

LANDLORD:

STATE OF WASHINGTON    )
                       )ss.  CORPORATE ACKNOWLEDGEMENT
COUNTY OF KING         )

     On this day personally appeared before me Eddie I. Hasson, to me known to be the individual who executed the within and foregoing instrument as duly appointed President for Samis Foundation, and acknowledges that he signed the same as his free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

[SEAL OF NOTARY PUBLIC]

     GIVEN under my hand and official seal the 23 day of November, 1989


                                              /s/ GENEVIEVE L. REILLY
                                              ----------------------------
                                              SIGNATURE

                                              /s/ GENEVIEVE L. REILLY
                                              ----------------------------
                                              PRINTED NAME

     Notary Public in and for the State of Washington, residing at Ravensdale. My Commission Expires: 5/5/00

                                    EXHIBIT A

                            SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE (this "Second Amendment"), dated January 31, 2000, is attached to and made a part of that certain Lease Agreement dated July 16, 1999 (the "Lease") by and between Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord") and Avenue A, Inc. a Washington corporation ("Tenant").

     WHEREAS, The parties have agreed that the Expiration Date of the Lease shall be extended by two years and two months and Addendum B "Option to Extend Term" shall be amended to read an Extension Period of four (4) years and an additional Extension Period of 5 years. Accordingly, in consideration of the mutual covenants contained herein, Landlord and Tenant now agree:

1.   Paragraph 1.g. shall be amended to read:

                Expiration Date:      November 30, 2006

2.   Paragraph 1.h. Rent shall be amended to add:

                Months 61-72
                Months 73-86

3.   Addendum B shall be amended to read:

     Paragraph 1 and 2 of Addendum B shall be deleted in its entirety and replaced with the following two paragraphs:

     "Tenant is granted the right to extend the term of this lease for a total of two (2) terms. The first term shall be for a period of four (4) years and the second term shall be for a period of five (5) years, (which shall be referred to herein as "Extension Periods"), on the same terms and conditions (except Rent) as set forth in this Lease. The right to extend (hereinafter referred to as the "Option" may be exercised only in the event the Tenant is not in default (past applicable cure periods) at the time said Option right is exercised, at the time the Extension Period is to commence, or more than three (3) times during the Term.

     In the event Tenant wishes to exercise its Option to Extend for the first Extension Period, Tenant shall notify Landlord in writing no later than nine (9) months prior to the expiration date of the Lease. In the event Tenant wishes to exercise its Option to Extend for the second Extension Period, Tenant shall notify Landlord in writing no later than twelve (12) months prior to the expiration date of the first Extension Period."

Defined terms used in this Amendment shall have the meanings given them in the Lease. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

All other terms and conditions of the aforementioned Lease shall remain in full force and effect.

Dated this 21st day of December 1999.

Landlord:                                    Tenant:
Samis Foundation, a Washington 501 (c)(3)    Avenue A, Inc.
non-profit Corporation                       a Washington corporation

/s/ Eddie I. Hasson                          /s/ Robert M. Littauer
-----------------------                      ----------------------------------
By :  Eddie I. Hasson                        By :  Robert M. Littauer
Its:  President                              Its:  Vice President of Finance and
                                                   Administration

LANDLORD:

STATE OF WASHINGTON     )
                        ) ss.  CORPORATE ACKNOWLEDGEMENT
COUNTY OF KING          )

     On this day personally appeared before me Eddie I. Basson, to me known to be the individual who executed the within and foregoing instrument as duly appointed President for Samis Foundation, and acknowledges that he signed the same as his free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal the 7th day of February 2000.

[SEAL OF NOTARY PUBLIC]

                                              /s/ GENEVIEVE L. REILLY
                                              --------------------------
                                              SIGNATURE

                                              /s/ GENEVIEVE L. REILLY
                                              --------------------------
                                              PRINTED NAME

     Notary Public in and for the State of Washington, residing at Ravensdale. My Commission Expires: 5/5/00

TENANT:

STATE OF WASHINGTON     )
                        )ss.   TENANT CORPORATE ACKNOWLEDGMENT
COUNTY OF KING          )

     On this day personally appeared before me Robert M. Littauer, to me known to be the individual who executed the within and foregoing instrument as duly appointed Vice President of Finance and Administration for Avenue A, Inc., and acknowledges that he signed the same as his free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal the 4th day of February 2000.

[SEAL OF NOTARY PUBLIC]

                                              /s/ Tamara J. Van Liew
                                              ----------------------
                                              SIGNATURE

                                              Tamara J. Van Liew
                                              ----------------------
                                              PRINTED NAME

     Notary Public in and for the State of Washington, residing at Avenue A, Inc.
     My Commission Expires: 7-1-03

                                    EXHIBIT B

                         LANDLORD'S CONSENT TO SUBLEASE

     The undersigned Landlord, landlord under the Master Lease, consents to this Sublease as set forth above. Landlord certifies that, as of the date of Landlord's execution, Sublandlord is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified.
     Landlord also accepts that, for this sub-lease only, Section 1 (q) Permitted Use of the Master Lease shall be expanded to include software development, testing, marketing, and sales for uses not related to material of a pornographic nature

     Dated this 13 day of JUNE, 2002.
                                                SAMIS FOUNDATION

                                         By /s/ William J. Justen
                                            ------------------------------------
                                            William J. Justen, Managing Director

STATE OF WASHINGTON    )
                       )  ss.  CORPORATE ACKNOWLEDGMENT
COUNTY OF KING         )
     On this day personally appeared before me William J. Justen, known to me to be the person who executed the within and foregoing instrument as duly appointed Managing Director for Samis Foundation, and acknowledged that he signed the same as his free and voluntary act and deed on behalf of Samis Foundation and on oath stated that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal this 13th day of June, 2002

[SEAL OF NOTARY PUBLIC]

                                                      /s/ Margaret Longeway
                                                      ----------------------
                                                            Signature

                                                         MARGARET LONGEWAY
                                                      ----------------------
                                                           Printed Name

Notary Public in and for the State of Washington, Residing at SEATTLE

My Commission Expires 4.3.05.

                                    EXHIBIT C

[FLOOR PLAN]

                                    EXHIBIT D

                         FURNITURE, FIXTURES & EQUIPMENT

1.   38 cubicles and work surfaces

2.   38 office chairs

3.   38 mobile pads

4.   2 conference room table

5.   9 conference room chairs